As filed with the Securities and Exchange Commission on March 11, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21079

Hatteras Alternative Mutual Funds Trust (Formerly AIP Alternative Strategies Funds)
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615

(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Annual Report DECEMBER 31, 2013

Hatteras Alpha Hedged Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Managed Futures Strategies Fund

Hatteras Hedged Strategies Fund

Hatteras Funds

For the period ended December 31, 2013

Table of Contents

Portfolio Management’s Discussion of Fund Performance	1-8

Hatteras Alpha Hedged Strategies Fund	9-10

Hatteras Long/Short Equity Fund	11-13

Hatteras Long/Short Debt Fund	14-16

Hatteras Managed Futures Strategies Fund	17-19

Hatteras Hedged Strategies Fund	20-22

Financial Statements

Portfolio Management’s Discussion of Fund Performance

Capital Markets Review
The broad equity markets enjoyed a very successful year in 2013 with most broad domestic and developed global equity market indexes finishing the year with total returns between 15% and 40%. The S&P 500 Total Return Index (S&P 500) closed the year at an all-time high of 1,848, an increase of 32.4%, having hit many all-time highs during the year; 2013 performance was the best since 1997. All 10 sectors were positive for the year and all returned more than 10% for the first time since 1995; Consumer Discretionary posted the highest S&P sector gain with an increase of 43.1% and Telecom Services had the lowest sector gain for the year at 11.5%. Small caps outperformed large caps, with the Russell 2000 up 38.8% for the year, and growth outperformed value for the year. Emerging markets, represented by the MSCI Emerging Markets Index (net), ended 2013 in negative territory at -2.6%. Developed international equities underperformed domestic equity markets, as the MSCI EAFE Index (net) was up 22.8% for the year.

Similar to 2012, equity market volatility and dispersion generally stayed within normal historical ranges for the vast majority of the year, and the path of monthly returns included two distinct inflection points. What made 2013 different from 2012, however, was that one source predominantly accounted for the inflection points — the Federal Reserve (the Fed). From the perspective of monthly returns performance, the broad domestic and developed global equity markets entered the year with a tailwind from the momentum generated during the last quarter of 2012. Solid company fundamentals, accommodative global monetary policies, decreased political uncertainty and a growing sense of underlying confidence among market participants created an environment supportive of equity market valuations and increasing availability of debt financing. As a result, the Fed decided to begin to reduce the steps taken over the past few years to support the capital markets (known as quantitative easing, or QE, with the most recent version referred to as “QE3”), as announced by the release of the Fed’s April/May meeting minutes on May 22, 2013, and the notion of “tapering” was introduced as both a plan of action and a new entrant into the investment lexicon.

Subsequent to the release of the April/May Fed minutes, we saw the first inflection point in the path of equity market returns for 2013, as capital markets sold off, resulting in decreasing security prices, increasing market volatilities and credit spreads, and interest rates that rose across most of the U.S. Treasury yield curve. Capital markets recovered significantly in July, however, as Fed Chairman Bernanke’s comments eased market concerns, and second quarter earnings reminded market participants that the Fed’s actions had been repeatedly presented within the context of an improving U.S. economy.

The second inflection point appeared in August as mixed unemployment reports, Fed officials’ allusions to the possible commencement of tapering in September and uncertainty regarding the identity of the next Fed chairman led to downward momentum in securities prices and increased market volatilities during the relatively

ONE

light trading days towards the end of the summer vacation season. The bulk of the uncertainty ended on September 18, 2013, when Fed Chairman Bernanke announced there would be no change in the Fed’s asset purchase program, and capital markets resumed their upward path for the remainder of the year. This was significant in retrospect as the Fed announced the commencement of tapering on December 18, 2013, to the surprise of many capital market participants. However, any perhaps expected negative capital market reactions were offset by the relatively small size of the decrease in asset purchases, the bipartisan budget agreement and continued positive economic data, particularly the upwardly revised third quarter GDP growth rate of 4.1%.

In fixed income securities, global high yield markets remained wide open during the year as investors sought higher income opportunities and continued to accept increased credit risk as a reflection of corporate balance sheet strength and reasonably low interest rates, even with rate increases during the year due to potential and actual Fed tapering. Within categories, U.S. and European high yield and U.S. investment grade new issuance activity increased and global investment grade and emerging market, corporate new-issuance activity decreased during 2013 when compared with 2012 new issuance activity.

Rising interest rates took a toll in the fixed income markets during 2013. The Barclays U.S. Aggregate Index returned -2.0% for the year. The 10-year U.S. Treasury rate increased from a low of 1.7% in May to 3.0% at the end of 2013, rising 27 basis points in December alone and exceeding 3% for the first time since July 2011, and extending the rising trend that began in late October. Ultimately, the Barclays Long Term U.S. Treasury Index returned -12.7% for 2013. U.S. high yield outperformed U.S. investment grade for the year, with the Bank of America Merrill Lynch High Yield Master Index up 7.4%. European high yield outperformed U.S. high yield, with the Bank of America Merrill Lynch European High Yield Index up 15.0% for the year. Emerging markets were negatively impacted by the Fed’s tapering discussions and rising rates as the JP Morgan Emerging Markets Bond Plus Index returned -8.3% for 2013.

Commodity prices and real estate markets, as represented by the DJ UBS Commodity Total Return Index and the Wilshire U.S. REIT Total Return Index, returned -9.5% and 1.9%, respectively, for 2013.

Hedge Fund Industry Review
From January 1 to December 31, 2013, hedge funds generally underperformed relative to strong equity markets. However, for the year, many hedge fund strategies performed reasonably well in comparison to risky fixed income asset classes. Broad-based indexes like the HFRI Fund Weighted Composite Index and the HFRI Fund of Funds Composite Index posted gains of 9.1% and 8.7%, respectively, for the year. Across broad hedge fund strategies, the HFRI indexes produced a modest range of performance for 2013. The HFRI Equity Hedge (Total) and Event-Driven (Total) Indexes led the way with gains of 14.3% and 12.6%, respectively. In decreasing order of performance, the HFRI Relative Value (Total), Emerging Markets (Total) and Macro (Total) Indexes posted 7.0%, 5.5% and -0.5% results for the year.

TWO

The HFRI sub-strategy indexes, in contrast, finished 2013 with a notably wider range of annual performance. Leading the way for the past year were the HFRI EH: Sector-Technology/Healthcare, RV: Yield Alternatives and ED: Distressed/Restructuring Indexes ended the year with gains of 22.4%, 17.9% and 14.1%, respectively. The HFRI Macro: Systematic Diversified, Emerging Markets: Latin America and Equity Hedge: Short Bias Indexes were at the bottom of the performance ranking, with losses of -0.9%, -6.8% and -18.5% for calendar year 2013.

Similar to 2012, in general, directional and credit sensitive hedge fund strategies outperformed more conservative and arbitrage strategies for the past year. Short bias, emerging markets and global macro and tactical trading strategies found markets to be particularly challenging as solid upward momentum in equity markets, increasing interest rates and political/regulatory decisions provided headwinds during 2013.

Review of Fund Performance

Hatteras Alpha Hedged Strategies Fund
For 2013, the Hatteras Alpha Hedged Strategies Fund (Alpha; ALPIX) produced a return of 10.2%. Four of the Fund’s five strategies produced positive returns for the year. In terms of absolute returns, Event Driven was the top performing strategy for 2013, followed in order by Long/Short Equity, Managed Futures Strategies, Relative Value — Long/Short Debt and Market Neutral.

On a relative basis for the year, Event Driven, Long/Short Equity and Managed Futures Strategies outperformed their respective benchmarks; Relative Value — Long/Short Debt underperformed its benchmark but earned reasonable absolute returns; and Market Neutral, the sole losing strategy for the year, underperformed its benchmark. Event Driven strategies performed particularly well, but benefits from corporate activity were also evident in other strategies. Several positions in Long/Short Equity and Relative Value — Long/Short Debt generated gains from corporate events, including gains generated as a result of activist situations and re-leveraging activities.

For most of the year, Alpha was positioned with higher allocations, relative to the midpoint of the Fund’s strategic ranges, to its Event Driven strategy, lower allocations to its Market Neutral strategy and relatively neutral positioning to the three remaining strategies. The overweighting to Event Driven and underweighting to Market Neutral were beneficial, since Event Driven was the top-performing strategy and Market Neutral was the weakest.

Risk management and active trading added value in the Relative Value — Long/Short Debt strategy, as interest rate and credit spread risks were mitigated by active management of both interest-rate duration and net market exposures. The Relative Value — Long/Short Debt strategy also benefited from income receipts and event driven activities. Performance from the Managed Futures strategy was positive, which was in contrast to many of the CTA indexes. The strategy provided protection during challenging periods in 2013, but also generated positive absolute performance. We believe that our emphasis on short/intermediate term tactical trading strategies drove outperformance for the year.

THREE

The Market Neutral strategy was challenged for the year by a market environment characterized by broad upward movements in equity markets making it costly to short; low net market exposures impeded participation in equity market advances; generally low equity market volatility (in a historic context) limited trading opportunities; and short rebates were lacking.

The Fund’s best performing sub-advisors for the year were Tamarack Capital Management, employing a long/short equity strategy with a focus on the healthcare sector, and FrontFour Capital Group, employing an event driven, activist-oriented strategy. Inflection Partners was the worst performing sub-advisor for the year, employing a market neutral strategy focused on the technology sector. As of December 31, 2013, the Fund was positioned approximately 70% gross long and 25% gross short, resulting in total gross exposure of 95% and net long exposure of 45%.1

Hatteras Long/Short Equity Fund
The Hatteras Long/Short Equity Fund (HLSIX) gained 13.3% for the year. During 2013, the Fund averaged approximately 35% net long market exposure, but captured approximately 41% of the performance of the broad domestic equity market, as measured by the S&P 500. This was a notable positive contributor in a sustained, broad market rally that generally provided few losers. The Fund experienced a wide range of returns from its sub-advisors for the year. Returns performance in the healthcare sector was particularly strong while real estate related exposures detracted from performance. A higher level of net market exposures at the sub-advisor level was generally beneficial, given the strong tailwinds from the broad upward equity market moves.

Shorting was generally difficult during 2013, but seemed to improve towards year-end. The unwavering optimism of the equity markets stemming from the overwhelming liquidity from the Fed’s QE3 asset purchases provided a challenging environment for fundamentally-based, short equity exposures. Accordingly, disappointing earnings news seemed to be shrugged off as temporary issues rather than taken as indications of larger concerns, and macro-economic issues, such as sequestration and the shutdown of the U.S. government, were seemingly treated as inconsequential. The majority of market gains in 2013 for the S&P 500 were attributable to margin expansion as opposed to real earnings growth.

The Fund’s top sector exposures were to healthcare and information technology, averaging approximately 15% and 12% net long, respectively, for the year. As of December 31, 2013, the Fund was positioned approximately 71% gross long and 33% gross short, resulting in total gross exposure of 104% and net long exposure of 38%.1

Hatteras Long/Short Debt Fund
The Hatteras Long/Short Debt Fund (HFINX) gained 5.7% for 2013, outperforming the Barclays Capital U.S. Aggregate Bond Index, which returned -2.0%. All sub-advisors

1           Exposures are stated on a cash/accounting basis, are not adjusted for derivatives, and have not been audited.

FOUR

produced positive returns for the year with key contributions resulting from interest earnings and capital gains from bank loans and high yield bonds. Positions resulting from event driven and yield curve strategies also contributed notably to performance for the year, and hedges and interest rate trades helped reduce portfolio volatility.

Focusing on credit selection and protecting against interest rate volatility were keys to outperformance during a year when interest rates increased and volatility returned to the fixed income markets. Diversification within European securities was beneficial as central banks in Europe continue to ease, in contrast to the U.S. tapering. Duration varied over the course of the year but remained historically modest; the portfolio finished 2013 with an interest-rate duration of approximately 2.1 years.2

The Fund continues to be heavily weighted towards corporate credit with just less than half of the long exposure allocated to corporate bonds and approximately 23% allocated to bank loans at year-end. As of December 31, 2013, the Fund was positioned approximately 92% gross long and 8% gross short, resulting in total gross exposure of 100% and net long exposure of 84%.1

Hatteras Managed Futures Strategies Fund
The Hatteras Managed Futures Strategies Fund (HMFIX) gained 6.6% for 2013, outperforming the HFRX Macro: Systematic Diversified CTA Index, which returned -1.3% for the same time period. Two of the three trading advisors produced positive returns for the year.

Short- and intermediate-term strategies generated strong gains for the year, while traditional, long-term, trend-following strategies started to contribute to performance around mid-year and into year-end. The global equity markets provided the most rewarding trading environment across trading advisors for the year. Trading advisors were also able to generate gains from global bond markets. The commodity and currency markets were more challenging and trades involving the short end of global yield curves were generally avoided during the year.

As of December 31, 2013, the Fund was positioned with asset class risk exposures of approximately 48% equities, 20% bonds, 16% commodities, 10% currencies, and 6% interest rates.*

Hatteras Hedged Strategies Fund
For 2013, the Hatteras Hedged Strategies Fund (HHSIX) produced a return of 9.9%. Three of the Fund’s four strategies produced positive returns for the year. In terms of absolute returns, Event Driven was the top performing strategy for 2013, followed in order by Long/Short Equity, Relative Value — Long/Short Debt and Market Neutral.

1           Exposures are stated on a cash/accounting basis, are not adjusted for derivatives, and have not been audited.
2           Weighted average effective duration; the duration of floating rate loans in the portfolio is estimated to be 0.25 years.

FIVE

On a relative basis for the year, Event Driven and Long/Short Equity outperformed their respective benchmarks; Relative Value — Long/Short Debt underperformed its benchmark, but earned reasonable absolute returns; and Market Neutral, the sole losing strategy for the year, underperformed its benchmark. Event Driven strategies performed particularly well, but benefits from corporate activity were also evident in other strategies. Several positions in Long/Short Equity and Relative Value — Long/Short Debt generated gains from corporate events, including gains generated as a result of activist situations and re-leveraging activities.

For most of the year, the Fund was positioned with higher allocations, relative to the midpoint of the Fund’s strategic ranges, to its Event Driven strategy; lower allocations to its Market Neutral strategy, and relatively neutral positioning to the two remaining strategies. The overweighting to Event Driven and underweighting to Market Neutral were beneficial, since Event Driven was the top-performing strategy and Market Neutral was the weakest.

Risk management and active trading added value in the Relative Value — Long/Short Debt strategy, as interest rate and credit spread risks were mitigated by active management of both interest-rate duration and net market exposures. The Relative Value — Long/Short Debt strategy also benefited from income receipts and event driven activities.

The Market Neutral strategy was challenged for the year by a market environment characterized by broad upward movements in equity markets, making it costly to short; low net market exposures impeded participation in equity market advances; generally low equity market volatility (in a historic context) limited trading opportunities, and short rebates were lacking.

The Fund’s best performing sub-advisors for the year were Tamarack Capital Management, employing a long/short equity strategy with a focus on the healthcare sector, and FrontFour Capital Group, employing an event driven, activist-oriented strategy. Inflection Partners was the worst performing sub-advisor for the year, employing a market neutral strategy focused on the technology sector. As of December 31, 2013, the Fund was positioned approximately 81% gross long and 28% gross short, resulting in total gross exposure of 109% and net long exposure of 53%.1

Outlook
The Fed’s QE3 program has included asset purchases that played a preeminent role in the capital markets during 2013. It is not yet clear when those asset purchases will end, but we believe it is likely that the market impact from quantitative easing will diminish and fundamentals may become more important. With the tapering now in place, the trajectory of the growth of the Fed’s balance sheet is expected to begin to level off,

1           Exposures are stated on a cash/accounting basis, are not adjusted for derivatives, and have not been audited.

Diversification does not assure a profit or protect against loss in a declining market.

SIX

which would imply a slower pace of growth in equity prices, all else remaining equal. Furthermore, market multiples no longer appear cheap, with both the S&P 500’s trailing and forward 12-month P/E ratios currently above their five- and 10-year averages.

Accordingly, we believe the environment continues to be accommodative for increased corporate activity and event driven special situations. We expect companies with low organic growth to seek accretive activities in an environment characterized by strong balance sheets, the availability of debt financing, reasonable volatility and dispersion, and supportive equity valuations. In addition, we believe that accommodative monetary policy coupled with improving global economic data are likely to support the equity markets into the foreseeable future. It is our opinion that fundamentals and valuations are reasonable, although slightly expensive relative to historic levels and global financial markets. However, we believe equity values should be supported by high cash levels on corporate balance sheets and within private equity funds; and corporate balance sheets will remain strong, with historically low debt levels.

In summary, the tactical allocations within the strategic ranges (at the strategy level) remain largely similar to the path we followed for most of 2013. We believe that company fundamentals will become more important as the Fed starts to step back from the market, and we expect this to be a theme for 2014. While we have preferred over the past year to access equity market beta through overweighting Event Driven equity strategies, we are now also expecting opportunities to pick up in Long/Short Equity. Corporate actions may provide both opportunities for long positions and risks for shorts.

Therefore we will continue to be overweighted in our Event Driven strategy. The environment appears to be accommodative for shareholder-friendly corporate actions, emphasizing special situations. Companies with low organic growth may seek to grow through transactions, buy backs, special dividends and/or other nuanced corporate actions expected to be accretive to company valuations. The market has been rewarding accretive acquisitions through price appreciation of the stock of both acquiring and target companies.

The Market Neutral strategy will continue to be underweighted. Positions in this strategy will be defensive, to provide diversification, but we simply expect other strategies to offer better opportunities.

We will remain neutrally positioned to the Relative Value — Long/Short Debt and Managed Futures strategies. For the Long/Short Debt strategy, credit trades and broad market exposure will continue to be challenging, emphasizing the importance of security selection and catalysts to drive value. We believe that near-term interest rate volatility is likely to remain elevated as investors grapple with the pace at which the Fed unwinds its QE3 program. We expect to maintain relatively low interest-rate duration in the portfolios due to asymmetric risk versus holding long-dated bonds because of still historically low nominal interest rate levels, uncertainty regarding monetary policy and impacts from asset flows.

SEVEN

Our posture for the Managed Futures strategy is defensive. We want to protect the downside and reduce market correlations and portfolio volatility. We have been encouraged by the recent pick-up in performance of the trend-following strategies and believe they may begin to add to the performance we have been experiencing from our short- to intermediate-term traders.

As always, we would like to thank our investors for the confidence you have placed in the Hatteras Funds team. We recognize that the current environment is challenging for all investors and we will continue to focus on meeting our investment mandates and your long-term investment objectives.

Thank you again, and if you have any questions please do not hesitate to contact us.

Sincerely,

The Hatteras Alternative Mutual Funds’ Investment Team

*
The Fund pursues its investment objective by investing in an affiliated underlying Managed Futures Strategies portfolio. The portfolio invests up to 25% of its total assets in a wholly-owned subsidiary, which invests in accounts, including collateral accounts for the purpose of entering into swap transactions, the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such commodity trading advisor’s managed futures program. These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if 100% of the Fund’s total assets were invested in those managers and their programs. The Fund’s holdings of cash, cash equivalents and fixed income securities pursuant to its fixed-income sub-strategy are excluded from percentage allocations listed.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged index does not reflect fees and is not available for direct investment.

EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Growth of $10,000 — December 31, 2013

				Since
As of 12/31/2013	1Y	5Y1	10Y1	Inception1
Hatteras Alpha Hedged Strategies Fund
(No Load)	8.97%	6.59%	2.98%	2.73%2
Hatteras Alpha Hedged Strategies Fund
(Class A w/o sales charge)	9.07%	N/A	N/A	2.51%3
Hatteras Alpha Hedged Strategies Fund
(Class A w/ sales charge)	3.87%	N/A	N/A	0.66%3
Hatteras Alpha Hedged Strategies Fund
(Class C)	8.27%	5.77%	N/A	-0.12%4
Hatteras Alpha Hedged Strategies Fund
(Class I)	10.12%	N/A	N/A	6.37%5
HFRI FOF: Composite Index	8.74%	4.83%	3.36%	4.11%6
1.         Average annual total return.
2.         No Load commencement date: 9/23/2002.
3.         Class A commencement date: 5/2/2011.
4.         Class C commencement date: 8/1/2006.
5.         Class I commencement date: 9/30/2011.
6.         HFRI FoF Index for the period beginning 9/30/2002. Data is only available for monthly periods.

	No Load	Class A	Class C	Class I
Total Fund Operating Expenses7	3.84%	4.34%	5.09%	3.84%
Net Fund Operating Expenses7,8	2.99%	3.49%	4.24%	2.99%
7.         The expense ratios are taken from the Fund’s most recent prospectus dated January 10, 2014.
8.         Excluding dividends on short positions and interest on borrowing; other fund operating expenses were contractually capped at 3.99% for No Load and Class A, 4.74% for Class C and 2.99% for Class I through December 31, 2013. For the period January 1, 2014 through April 30, 2015, other fund operating expenses are contractually capped at 2.99% for No Load, 3.49% for Class A, 4.24% for Class C and 2.99% for Class I.

NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

*Allocation of Portfolio Assets — December 31, 2013

*          Percentages are stated as a percentage of total investments.

TEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Equity Fund

Growth of $10,000 — December 31, 2013

		Since
As of 12/31/2013	1 Yr	Inception1
Hatteras Long/Short Equity Fund (Class A w/o sales charge)	12.63%	4.42%2
Hatteras Long/Short Equity Fund (Class A w/ sales charge)	7.24%	2.52%2
Hatteras Long/Short Equity Fund (Class I)	13.15%	4.91%2
HFRX Equity Hedge Index	11.14%	-0.84%3
1.         Average annual total return.
2.         commencement date: 5/2/2011.
3.         HFRX Equity Hedge Index for the period beginning 5/2/2011.

	Class A	Class I
Total Fund Operating Expenses4	3.99%	3.49%
Net Fund Operating Expenses4,5	2.99%	2.49%
4.         The expense ratios are taken from the Fund’s most recent prospectus dated April 30, 2013.
5.         Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Class I through April 30, 2014.

ELEVEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TWELVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Equity Fund

*Allocation of Portfolio Assets — December 31, 2013

*          Percentages are stated as a percentage of total investments.

THIRTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Debt Fund

Growth of $10,000 — December 31, 2013

		Since
As of 12/31/2013	1 Yr	Inception1
Hatteras Long/Short Debt Fund (Class A w/o sales charge)	5.20%	2.43	%2
Hatteras Long/Short Debt Fund (Class A w/ sales charge)	0.18%	0.58	%2
Hatteras Long/Short Debt Fund (Class C w/ deferred sales charge)	N/A	1.06	%3
Hatteras Long/Short Debt Fund (Class I)	5.72%	2.91	%2
HFRX RV: FI - Corporate Index	6.61%	5.00	%4
1.	Average annual total return.
2.	commencement date: 5/2/2011.
3.	commencement date: 10/1/2013. Not Annualized.
4.	HFRX RV: FI - Corporate Index for the period beginning 4/30/2011. Data is only available for monthly periods.

	Class A	Class C	Class I
Total Fund Operating Expenses4	3.54%	4.29%	3.04%
Net Fund Operating Expenses4,5	2.99%	3.74%	2.49%
4.	The expense ratios are taken from the Fund’s most recent prospectus dated September 21, 2013.
5.
Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A, 3.74% for Class C and 2.49% for Class I through April 30, 2015.

FOURTEEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

FIFTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Debt Fund

*Allocation of Portfolio Assets — December 31, 2013

*	Percentages are stated as a percentage of total investments.

SIXTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Managed Futures Strategies Fund

Growth of $10,000 — December 31, 2013

		Since
As of 12/31/2013	1Y	Inception3
Hatteras Managed Futures Strategies Fund (Class A w/o sales charge)	5.87%	3.55	%1
Hatteras Managed Futures Strategies Fund (Class A w/ sales charge)	0.86%	-0.38	%1
Hatteras Managed Futures Strategies Fund (Class I)	6.51%	4.13	%1
HFRX Macro: Systematic Diversified CTA Index	-1.30%	-2.66	%2
1.	commencement date: 9/27/2012.
2.	HFRX Macro: Systematic Diversified CTA Index for the period beginning 9/27/2012.
3.	Average annual total return.

	Class A	Class I
Total Fund Operating Expenses4	3.05%	2.55%
Net Fund Operating Expenses4,5	2.99%	2.49%
4.	The expense ratio is taken from the Fund’s most recent prospectus dated April 30, 2013.
5.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Class I through April 30, 2014.

SEVENTEEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $10,000 made on September 27, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

EIGHTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Managed Futures Strategies Fund

*Allocation of Portfolio Assets — December 31, 2013

*	Percentages are stated as a percentage of total investments.

NINETEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Hedged Strategies Fund

Growth of $10,000 — December 31, 2013

			Since
As of 12/31/2013		1 Yr	Inception1
Hatteras Hedged Strategies Fund		9.92%	4.23	%2
HFRI FOF Composite Index		8.74%	1.91	%3
1.	Average annual total return.
2.	commencement date: 5/2/2011.
3.	HFRI FoF Index for the period beginning 4/30/2011. Data is only available for monthly periods.

Total Fund Operating Expenses4			3.18%
Net Fund Operating Expenses4,5			2.25%
4.	The expense ratio is taken from the Fund’s most recent prospectus dated April 30, 2013.
5.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.25% through April 30, 2015.

TWENTY

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TWENTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Hedged Strategies Fund

*Allocation of Portfolio Assets — December 31, 2013

*	Percentages are stated as a percentage of total investments.

TWENTY-TWO

Definitions

Bank of America ML European High Yield Index tracks the performance of euro-denominated, below-investment-grade corporate debt publicly issued in the euro domestic or eurobond markets. Qualifying securities must have a below investment grade, have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of euro 100 million.

Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, uninvestible index that is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged, un-investible index that represents securities that are SEC-registered, taxable, and dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Barclays Long Term U.S. Treasury Index measures the performance of the U.S. Treasury bond market, one of the largest and most liquid government bond markets in the world. Using market capitalization weighting and a standard rule-based inclusion methodology; the index accurately reflects the performance and characteristics of the Treasury market and provides a basis for customized indexes.

BM&F Bovespa (Brazil) tracks around 50 stocks traded on the São Paulo Stock, Mercantile & Futures Exchange.

Bombay Stock Exchange Sensitive Index (“Sensex”): The index is a cap-weighted index representing the composite value of shares of 30 selected companies traded on India’s Bombay Stock Exchange. The selection of members has been made on the basis of liquidity, depth and floating-stock-adjustment depth, and industry representation.

DAX Index: The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. It has a base value of 1,000 as of December 31, 1987. As of June 18, 1999, only XETRA equity prices are used to calculate all DAX indexes.

Dow Jones UBS Commodity TR is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures markets.

Hang Seng (Hong Kong) Index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969. The index aims to capture the leadership of the Hong Kong exchange, and covers approximately 65% of its total market capitalization.

HFRI ED Distressed/Restructuring: These strategies employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Managers are typically actively

TWENTY-THREE

involved with the management of these companies, frequently involved on creditors’ committees in negotiating the exchange of securities for alternative obligations, either swaps of debt, equity or hybrid securities.

HFRI EH: Sector-Technology/Healthcare: These strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market; the Manager maintains a level of expertise which exceeds that of a market generalist in identifying opportunities in companies engaged in all development, production and application of technology, biotechnology and as related to production of pharmaceuticals and healthcare industry. Strategies categorized by this sector typically maintain this sector as their primary focus or expect to maintain in excess of 50% of portfolio exposure to these sectors over a various market cycles.

HFRI Emerging Markets: These funds invest, primarily long, in securities of companies or the sovereign debt of developing or so-called emerging countries. These regions include Africa, Asia ex-Japan, Latin America, the Middle East and Russia/Eastern Europe. The fund will shift their weightings among these regions according to market conditions and manager perspectives.

HFRI Emerging Markets: Latin America: The constituents of this index are selected according to regional focus only, with no investment strategy criteria.

HFRI Equity Hedge Total: These strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRI Equity Hedge: Short Bias: These strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies with the goal of identifying overvalued companies. Such strategies may vary the level of short exposure over market cycles, but the primary distinguishing characteristic is that the manager maintains consistent short exposure and expects to outperform traditional equity managers in declining equity markets.

HFRI Event Driven Total: Managers included in the Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities.

HFRI Fund of Funds Composite Index is an equal-weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

HFRI Fund-Weighted Composite is a global, equal-weighted index of over 2,000 single- manager funds. Constituent funds report monthly net of all fees performance in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The index does not include funds of hedge funds.

TWENTY-FOUR

HFRI Relative Value Total: In this strategy, investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities.

HFRI RV: Yield Alternatives: These strategies employ an investment thesis predicated on realization of a spread between related instruments in which one or multiple components of the spread contains a derivative, equity, real estate, MLP or combination of these or other instruments. Strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager.

HFRI Macro (Total): Using these strategies means trading a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

HFRX Macro: Systematic Diversified CTA Index is an unmanaged, un-investible index comprised of strategies that have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

JP Morgan Emerging Markets Bond Plus tracks total returns for traded external debt instruments in the emerging markets. Comprises a set of broker-traded debt instruments widely followed and quoted by several market makers.

MSCI EAFE ND is an unmanaged index considered representative of stocks of Europe, Australasia, and the Far East. The index is a float-adjusted market capitalization index.

MSCI Emerging Markets ND is designed to measure equity market performance in global emerging markets. The Index is a float-adjusted market capitalization index.

Nikkei 225 (Japan) is a price-weighted average of 225 top rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. It was first published on May 16, 1949, when the average price was ¥176.21 with a divisor of 225.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Shanghai Composite (China) is a market composite made up of all the A-shares and B-shares that trade on the Shanghai Stock Exchange. The index is calculated by using a base period of 100; the first day of reporting was July 15, 1991.

TWENTY-FIVE

HFRX Equity Hedge Index is an unmanaged, un-investible index. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Equity hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRX RV Fixed Income — Corporate Index represents strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically realizing an attractive spread between multiple corporate bonds or between a corporate and risk free government bond.

TWENTY-SIX

Safe Harbor And Forward-Looking Statements Disclosure

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Investment Manager and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Investment Manager’s predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

Important Disclosures and Key Risk Factors

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting www.hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options held in the Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated (“high-yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. The Fund may also invest in:

●	smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

●	foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

TWENTY-SEVEN

●	securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

●
shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

●	shares of other non-affiliated investment companies primarily including ETFs.

The Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses. The Fund is non-diversified and therefore may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on the Fund’s share price.

Because the Fund is a fund-of-funds, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about the Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, an affiliate of Hatteras Alternative Mutual Funds by virtue of common control or ownership.

TWENTY-EIGHT

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Hatteras Alternative
Mutual Funds Trust

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Long/Short Debt Fund
Hatteras Managed Futures Strategies Fund
Hatteras Hedged Strategies Fund

Financial Statements

For the period ended December 31, 2013

Hatteras Alternative
Mutual Funds Trust

For the period ended December 31, 2013

Table of Contents

Report of Independent Registered Public Accounting Firm	2

Schedules of Investments	3-7

Statements of Assets and Liabilities	8-9

Statements of Operations	10-11

Statements of Changes in Net Assets	12-17

Notes to Financial Statements	18-63

Supplementary Information (Unaudited)	64

Expense Example	65-69

Results of Shareholder Meeting	70-73

Board of Trustees	74-76

Fund Management	77

Board Approval and Recommendation of the Advisory Agreement (Unaudited)	78-81

Notice of Privacy Policy and Practices	82-83

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hatteras Alternative Mutual Funds Trust:

We have audited the accompanying statements of assets and liabilities of Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, and Hatteras Hedged Strategies Fund, each a series of the Hatteras Alternative Mutual Funds, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (periods from September 28, 2012 to December 31, 2013 and May 2, 2011 to December 31, 2013 for Hatteras Managed Futures Strategies Fund and Hatteras Hedged Strategies Fund respectively). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, and Hatteras Hedged Strategies Fund as of December 31, 2013, the results of their operations, the changes intheir net assets, and the financial highlights for each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Milwaukee, WI
March 3, 2014

TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALPHA HEDGED STRATEGIES FUND

Schedule of Investments

December 31, 2013

	Shares	Fair Value
Underlying Funds Trust — 99.0%
Event Drivena	10,917,561	$127,193,953
Long/Short Equitya	26,476,420	205,888,586
Managed Futures Strategiesa	6,100,342	65,067,356
Market Neutrala	6,118,831	50,957,013
Relative Value-Long/Short Debta	9,686,276	93,241,064
Total Underlying Funds Trust (Cost $452,883,326)		$542,347,972
Money Market Funds — 0.4%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.07%b	2,075,811	2,075,811
Total Money Market Funds (Cost $2,075,811)		2,075,811
Total Investments (Cost $454,959,137) — 99.4%		544,423,783
Other Assets in Excess of Liabilities — 0.6%		3,231,605
Total Net Assets — 100.0%		$547,655,388

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT EQUITY FUND

Schedule of Investments

December 31, 2013

	Shares	Fair Value
Underlying Funds Trust — 96.3%
Long/Short Equitya	3,312,640	$25,760,079
Total Underlying Funds Trust (Cost $21,906,998)		$25,760,079
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.07%b	41	41
Total Money Market Funds (Cost $41)		41
Total Investments (Cost $21,907,039) — 96.3%		25,760,120
Other Assets in Excess of Liabilities — 3.7%		991,893
Total Net Assets — 100.0%		$26,752,013

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT DEBT FUND

Schedule of Investments

December 31, 2013

	Shares	Fair Value
Underlying Funds Trust — 98.6%
Relative Value — Long Short Debta	40,875,480	$393,471,461
Total Underlying Funds Trust (Cost $382,019,460)		$393,471,461
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.07%b	560	560
Total Money Market Funds (Cost $560)		560
Total Investments (Cost $382,020,020) — 98.6%		393,472,021
Other Assets in Excess of Liabilities — 1.4%		5,668,581
Total Net Assets — 100.0%		$399,140,602

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MANAGED FUTURES STRATEGIES FUND

Schedule of Investments

December 31, 2013

	Shares	Fair Value
Underlying Funds Trust — 95.6%
Managed Futures Strategiesa	40,485	$431,816
Total Underlying Funds Trust (Cost $406,216)		$431,816
Money Market Funds — 0.1%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.07%b	418	418
Total Money Market Funds (Cost $418)		418
Total Investments (Cost $406,634) — 95.7%		432,234
Other Assets in Excess of Liabilities — 4.3%		19,478
Total Net Assets — 100.0%		$451,712

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS HEDGED STRATEGIES FUND

Schedule of Investments

December 31, 2013

	Shares	Fair Value
Underlying Funds Trust — 99.9%
Event Drivena	4,740,053	$55,223,515
Long/Short Equitya	12,522,940	97,382,139
Market Neutrala	5,030,717	41,895,305
Relative Value-Long/Short Debta	5,911,761	56,907,205
Total Underlying Funds Trust (Cost $229,580,981)		$251,408,164
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.07%b	497	497
Total Money Market Funds (Cost $497)		497
Total Investments (Cost $229,581,478) — 99.9%		251,408,661
Other Assets in Excess of Liabilities — 0.1%		285,937
Total Net Assets — 100.0%		$251,694,598

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2013

Assets:
Investments in affiliated Portfolios, at fair value (cost $452,883,326, $21,906,998, $382,019,460, $406,216, $229,580,981)
Investments in unaffiliated securities, at fair value (cost $2,075,811, $41, $560, $418, $497)
Receivable for investments sold
Receivable for Fund shares issued
Dividends and interest receivable
Total Assets
Liabilities:
Short-term borrowing on credit facility
Payable for Fund shares redeemed
Payable for investments in affiliated Portfolios
Accrued management fee
Accrued distribution fee
Accrued shareholder servicing fee
Accrued operating services fee
Other Payables
Total Liabilities
Net Assets
Net Assets Consist of:
Shares of beneficial interest
Undistributed net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on Investments
Total Net Assets
No Load Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share
Class A Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value and redemption price per share
Maximum offering price per share ($11.54 divided by 0.9525, $10.22 divided by 0.9525, $9.61 divided by 0.9525, $7.73 divided by 0.9525)
Class C Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share
Institutional Class Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Assets and Liabilities (continued)

December 31, 2013

Alpha	Long/Short Equity	Long/Short Debt	Managed Futures	Hedged

$542,347,972	$25,760,079	$393,471,461	$431,816	$251,408,164

2,075,811	41	560	418	497
—	1,025,699	354,018	12,500	320,761
5,806,309	706,775	6,781,391	—	747,102
93	26	111	32,222	8
550,230,185	27,492,620	400,607,541	476,956	252,476,532

—	718,000	993,000	25,000	423,000
576,679	1,113	274,322	—	306,524
1,322,767	—	—	—	—
113,197	—	—	—	52,410
113,805	9,566	14,796	50	—
22,565	—	—	—	—
425,774	11,928	184,821	194	—
10	—	—	—	—
2,574,797	740,607	1,466,939	25,244	781,934
$547,655,388	$26,752,013	$399,140,602	$451,712	$251,694,598

$515,050,000	$22,850,362	$387,688,601	$426,112	$229,956,508
(237,533)	—	—	—	(15,087)
(56,621,725)	48,570	—	—	(74,006)
89,464,646	3,853,081	11,452,001	25,600	21,827,183
$547,655,388	$26,752,013	$399,140,602	$451,712	$251,694,598

$106,979,818
9,266,543
$11.54

$9,703,862	$2,880,889	$81,886,198	$10,457
840,601	281,787	8,524,461	1,352
$11.54	$10.22	$9.61	$7.73

$12.12	$10.73	$10.09	$8.12

$26,131,232		$2,611,709
2,347,353		272,645
$11.13		$9.58

$404,840,476	$23,871,124	$314,642,695	$441,255	$251,694,598
34,299,256	2,304,102	32,001,332	57,385	22,672,220
$11.80	$10.36	$9.83	$7.69	$11.10

The accompanying notes are an integral part of these financial statements.

NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Operations

Investment Income:
Interest income from unaffiliated securities
Total Investment Income
Expenses:
Shareholder servicing fees (No Load Shares)
Distribution fees (Class A Shares)
Distribution fees (Class C Shares)
Management Fees
Operating services fees (No Load Shares)
Operating services fees (Class A Shares)
Operating services fees (Class C Shares)
Operating services fees (Institutional Shares)
Total operating expenses before interest expense
Interest expense and fees on credit facility
Excise tax fees
Total Expenses
Fees Recouped (Waived)
Net Expenses
Net Investment Income (Loss)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gains (Losses) from sale of affiliated Portfolios
Change in unrealized appreciation (depreciation) on affiliated Portfolios
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets Resulting from Operations

The accompanying notes are an integral part of these financial statements.

TEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Operations (continued)

For the Year Ended December 31, 2013

	Long/Short	Long/Short	Managed
Alpha	Equity	Debt	Futures	Hedged

$1,083	$367	$1,282	$7	$653
1,083	367	1,282	7	653

348,954	—	—	—	—
21,650	4,340	86,798	43	—
282,199	—	1,421	—	—
1,156,395	—	—	—	501,592
2,219,345	—	—	—	—
137,693	14,584	291,641	143	—
448,697	—	1,193	—	—
2,403,211	134,007	655,264	3,181	200,637
7,018,144	152,931	1,036,317	3,367	702,229
36,968	564	1,049	98	4,054
—	—	—	—	752
7,055,112	153,495	1,037,366	3,465	707,035
(434,169)	(15,086)	(84,947)	(392)	(182,138)
6,620,943	138,409	952,419	3,073	524,897
(6,619,860)	(138,042)	(951,137)	(3,066)	(524,244)

3,082,677	265,317	(15,275)	6,407	340,722
47,459,997	2,928,597	10,781,091	26,014	19,577,341
50,542,674	3,193,914	10,765,816	32,421	19,918,063
$43,922,814	$3,055,872	$9,814,679	$29,355	$19,393,819

The accompanying notes are an integral part of these financial statements.

ELEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets

	Year Ended	Year Ended
HATTERAS ALPHA HEDGED STRATEGIES FUND	December 31, 2013	December 31, 2012
Operations:
Net investment (loss)	$(6,619,860)	$(8,060,048)
Net realized gain (loss) on affiliated Portfolios	3,082,677	222,413
Change in unrealized appreciation on affiliated Portfolios	47,459,997	12,354,113
Net Increase in Net Assets Resulting from Operations	43,922,814	4,516,478
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(147,087)	—
Capital Gain Distribution:
No Load Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	(147,087)	—
Capital Share Transactions:
No Load Shares
Proceeds from shares issued	44,268,231	102,880,229
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(170,841,664)	(231,936,425)
A Shares
Proceeds from shares issued	2,940,777	10,494,659
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(5,495,777)	(2,236,586)
C Shares
Proceeds from shares issued	4,046,557	11,757,025
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(11,806,297)	(7,363,260)

The accompanying notes are an integral part of these financial statements.

TWELVE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended
HATTERAS ALPHA HEDGED STRATEGIES FUND	December 31, 2013	December 31, 2012
Institutional Shares
Proceeds from shares issued	$328,646,517	$258,342,211
Proceeds from shares issued to holders in reinvestment of dividends	88,714	—
Cost of shares redeemed	(141,962,801)	(90,003,696)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	49,884,257	51,934,157
Total Increase (Decrease) in Net Assets	93,659,984	56,450,635
Net Assets:
Beginning of period	453,995,404	397,544,769
End of period*	$547,655,388	$453,995,404
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

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HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended
HATTERAS LONG/SHORT EQUITY FUND	December 31, 2013	December 31, 2012
Operations:
Net investment (loss)	$(138,042)	$(436,322)
Net realized gain (loss) on affiliated Portfolios	265,317	2,152,265
Change in unrealized appreciation on affiliated Portfolios	2,928,597	(2,005,294)
Net Increase in Net Assets Resulting from Operations	3,055,872	(289,351)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	—	—
Capital Gain Distribution:
Class A Shares	(195,486)	(43,413)
Institutional Shares	(1,661,305)	(514,612)
Total Dividends and Distributions	(1,856,791)	(558,025)
Capital Share Transactions:
A Shares
Proceeds from shares issued	2,391,995	1,699,934
Proceeds from shares issued to holders in reinvestment of dividends	138,596	43,413
Cost of shares redeemed	(1,671,869)	(2,636,200)
Institutional Shares
Proceeds from shares issued	15,512,626	15,685,290
Proceeds from shares issued to holders in reinvestment of dividends	1,230,651	470,172
Cost of shares redeemed	(17,138,236)	(82,786,337)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	463,763	(67,523,728)
Total Increase (Decrease) in Net Assets	1,662,844	(68,371,104)
Net Assets:
Beginning of period	25,089,169	93,460,273
End of period*	$26,752,013	$25,089,169
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

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HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets  (continued)

	Year Ended	Year Ended
HATTERAS LONG/SHORT DEBT FUND	December 31, 2013	December 31, 2012
Operations:
Net investment (loss)	$(951,137)	$(280,235)
Net realized gain (loss) on affiliated Portfolios	(15,275)	1,270,967
Change in unrealized appreciation (depreciation) on affiliated Portfolios	10,781,091	1,711,644
Net Increase (Decrease) in Net Assets Resulting from Operations	9,814,679	2,702,376
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(1,183,753)	(393,262)
Class C Shares	(19,936)	—
Institutional Shares	(4,541,128)	(292,659)
Capital Gain Distribution:
Class A Shares	—	(264,321)
Class C Shares	—	—
Institutional Shares	—	(272,954)
Total Dividends and Distributions	(5,744,817)	(1,223,196)
Capital Share Transactions:
A Shares
Proceeds from shares issued	80,191,531	6,238,895
Proceeds from shares issued to holders in reinvestment of dividends	966,627	573,426
Cost of shares redeemed	(8,960,054)	(3,316,998)
C Shares
Proceeds from shares issued	2,637,740	6,238,895
Proceeds from shares issued to holders in reinvestment of dividends	19,936	573,426
Cost of shares redeemed	(37,022)	(3,316,998)
Institutional Shares
Proceeds from shares issued	341,096,705	6,631,144
Proceeds from shares issued to holders in reinvestment of dividends	2,179,628	447,064
Cost of shares redeemed	(40,690,625)	(42,919,194)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	377,404,466	(32,345,663)
Total Increase (Decrease) in Net Assets	381,474,328	(30,866,483)
Net Assets:
Beginning of period	17,666,274	48,532,757
End of period*	$399,140,602	$17,666,274
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

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HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets  (continued)

		Period from
		September 27, 2012^
HATTERAS MANAGED FUTURES	Year Ended	through
STRATEGIES FUND	December 31, 2013	December 31, 2012
Operations:
Net investment (loss)	$(3,066)	$(1,524)
Net realized gain (loss) on affiliated Portfolios	6,407	—
Change in unrealized appreciation on affiliated Portfolios	26,014	(414)
Net Increase in Net Assets Resulting from Operations	29,355	(1,938)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(2,726)	—
Institutional Shares	(124,284)	—
Capital Gain Distribution:
Class A Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	(127,010)	—
Capital Share Transactions:
A Shares:
Proceeds from shares issued	10,000	10,000
Proceeds from shares issued to holders in reinvestment of dividends	2,726	—
Cost of shares redeemed	(10,070)	—
Institutional Shares:
Proceeds from shares issued	326,448	754,640
Proceeds from shares issued to holders in reinvestment of dividends	124,284	—
Cost of shares redeemed	(666,723)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(213,335)	764,640
Total Increase (Decrease) in Net Assets	(310,990)	762,702
Net Assets:
Beginning of period	762,702	—
End of period*	$451,712	$762,702
* Including undistributed net investment income (loss)	$—	$—
^ Commencement of operations on September 27, 2012

The accompanying notes are an integral part of these financial statements.

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HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended
HATTERAS HEDGED STRATEGIES FUND	December 31, 2013	December 31, 2012
Operations:
Net investment (loss)	$(524,244)	$(203,402)
Net realized gain (loss) on affiliated Portfolios	340,722	(169,914)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	19,577,341	1,895,550
Net Increase (Decrease) in Net Assets Resulting from Operations	19,393,819	1,522,234
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(691,104)	—
Capital Gain Distribution:
Institutional Shares	(833,019)	—
Total Dividends and Distributions	(1,524,123)	—
Capital Share Transactions:
Proceeds from shares issued	149,025,355	106,991,762
Proceeds from shares issued to holders in reinvestment of dividends	1,483,229	—
Cost of shares redeemed	(56,988,069)	(5,171,026)
Net Increase in Net Assets from Capital Share Transactions	93,520,515	101,820,736
Total Increase in Net Assets	111,390,211	103,342,970
Net Assets:
Beginning of period	140,304,387	36,961,417
End of period*	$251,694,598	$140,304,387
* Including undistributed net investment income (loss)	$(36,369)	$—

The accompanying notes are an integral part of these financial statements.

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013

1.	Organization

Hatteras Alternative Mutual Funds Trust (the “Trust”) (until February  26, 2010, Hatteras Alternative Mutual Funds Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-ended management investment company issuing five diversified series of shares to investors. These financial statements contain the following five series: Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long/Short Equity Fund (“Long/Short Equity”), Hatteras Long/Short Debt Fund (“Long/Short Debt”), Hatteras Managed Futures Strategies Fund (“Managed Futures”), and Hatteras Hedged Strategies Fund (“Hedged”) (individually a “Fund,” collectively the “Funds”). Until August 30, 2010, Hatteras Alpha Hedged Strategies Fund was known as Alpha Hedged Strategies Fund. Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Hedged Strategies Fund commenced operations on May 2, 2011. Hatteras Managed Futures Strategies Fund commenced operations on September 27, 2012. Each Fund has its own investment objective and policies. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds in the Underlying Funds Trust (the “UFT”). The results of these funds are shown in separate financial statements as their performance has impacted the results of the Funds.

Alpha offers No Load Shares, Class A Shares, Class C Shares and Institutional shares; Long/Short Debt offers Class A Shares, Class C Shares, and Institutional Shares; Long/Short Equity and Managed Futures offer Class  A Shares and Institutional shares; Hedged offers Institutional Shares. Class  A shares of Alpha commenced operations on May 2, 2011. The Class A shares for Alpha, Long/Short Equity, Long/Short Debt, and Managed Futures have a sales charge (load) of 4.75% (of the offering price). All Class A shares have an annual fee (distribution fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. The Class C Shares for Long/Short Debt commenced operations on October 1, 2013. The Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

UFT, an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. The UFT is comprised of five series of mutual funds, all of which are diversified, open-ended management investment companies (the “Portfolio(s)”). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available for investment by the Funds.

2.	Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.   Summary of Significant Accounting Policies (continued)

and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Funds and the UFT:

Cash
Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

Security Valuation
The Funds’ investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Alternative

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Security Valuation (continued)
Mutual Funds, LLC (the “Advisor”) and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not refleect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV’s of the Portfolios as of December 31, 2013.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices in active markets for identical securities.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

TWENTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Security Valuation (continued)
The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2013:

Alpha	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$542,347,972	$—	$542,347,972
Money Market Funds	2,075,811	—	—	2,075,811
Total Investments in Securities	$2,075,811	$542,347,972	$—	$544,423,783

Long/Short Equity	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$25,760,079	$—	$25,760,079
Money Market Funds	41	—	—	41
Total Investments in Securities	$41	$25,760,079	$—	$25,760,120

Long/Short Debt	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$393,471,461	$—	$393,471,461
Money Market Funds	560	—	—	560
Total Investments in Securities	$560	$393,471,461	$—	$393,472,021

Managed Futures	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$431,816	$—	$431,816
Money Market Funds	418	—	—	418
Total Investments in Securities	$418	$431,816	$—	$432,234

Hedged	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$251,408,164	$—	$251,408,164
Money Market Funds	497	—	—	497
Total Investments in Securities	$497	$251,408,164	$—	$251,408,661

There were no transfers into or out of Levels 1, 2, or 3 during the period. Transfers between levels are recognized at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent the Funds’ investments in shares of the UFT, and money market funds. The investments and other financial instruments held by the UFT have separate level categorizations which can be found in their financial statements.

Security Transactions, Investment Income and Realized Gain and Loss
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Capital gain distributions received are recorded as capital gains.

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Security Transactions, Investment Income and Realized Gain and Loss (continued)
Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Portfolios are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements
The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Portfolios will receive, as collateral; securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines realization of the collateral by the Portfolios may be delayed or limited.

Foreign Currency Translations and Transactions
The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating the Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference

TWENTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Foreign Currency Translations and Transactions (continued)
between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities
The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Short Sales
The Portfolios may engage in short sale transactions. The Portfolios are liable for any dividends paid on securities sold short. At all times when the Portfolios do not own securities which are sold short, the Portfolios will maintain long securities equal in value on a daily marked-to-market basis to the securities sold short. The Portfolios require the brokers to maintain collateral in support of these receivables.

Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid,

TWENTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Restricted Securities (continued)
whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments in the UFT.

To Be Announced (“TBA”) Transactions
The Portfolios may purchase securities on a forward commitment or on a “To Be Announced” basis. The Portfolios record TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Taxes and Distributions to Shareholders
The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2013. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December  31, 2013, open Federal tax years include the tax years ended December 31, 2010 through December 31, 2013, open New York tax years include the tax year ended December 31, 2010 and open North Carolina tax years include the tax years ended December 31, 2010 through December 31, 2013. The Funds have no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio of the UFT is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend

TWENTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

2.	Summary of Significant Accounting Policies (continued)

Taxes and Distributions to Shareholders (continued)
income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the statement of changes.

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Underlying Funds Trust

Under a Fund-of-Funds structure, each Fund invests all of its investible assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by the Advisor and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

As of December 31, 2013, the UFT consisted of the following Portfolios:

●	Event Driven

●	Long/Short Equity

●	Market Neutral

●	Relative Value-Long/Short Debt

●	Managed Futures Strategies

Investment Objectives
As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

Event Driven

Investment Objective
Event Driven seeks to achieve capital appreciation.

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Event Driven (continued)
Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities whose prices are or will be impacted by a corporate event. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt of all maturities and qualities (including bonds commonly referred to as “junk bonds”) and shares of investment companies. The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Advisor expects that the Portfolio’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies and sub-strategies to be employed by the Portfolio include:

Event Driven Strategies: The Portfolio may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

Activist: The Portfolio may employ event driven activist strategies where a manager may take an active role, by obtaining or attempting to obtain representation of the company’s board of directors in an effort to impact the firm’s policies or strategic direction and in some cases may advocate activities such as division or asset sales, partial or complete corporate divestiture, dividend or share buybacks, and changes in management. Strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies. These companies are typically engaged or prospectively engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation.

Merger Arbitrage: The Portfolio may employ event driven merger arbitrage strategies primarily focused on opportunities in equity and equity related securities of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.

Distressed/Restructuring: The Portfolio may employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of

TWENTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Event Driven (continued)
companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Managers are typically actively involved with the management of these companies, frequently involved on creditors’ committees in negotiating the exchange of securities for alternative obligations, either swaps of debt, equity or hybrid securities. Managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms; in most cases portfolio exposures are concentrated in instruments which are publicly traded, in some cases actively and in others under reduced liquidity but in general for which a reasonable public market exists.

Event Equity/Debt: The Portfolio may employ an investment strategy in which it maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Long/Short Equity

Investment Objective
The Long/Short Equity Portfolio seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle. A market cycle is three to five years.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more sub-advisors that employ a variety of

TWENTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Long/Short Equity (continued)
investment techniques and strategies. By allocating its assets among one or more sub-advisors, the Portfolio seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The principal strategies to be employed by the Portfolio include:

Long/Short Equity — Generalist: Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities — both long and short.

Long/Short Equity Sector Focused: Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

Long/Short Equity International: Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expects to maintain in excess of 50% of portfolio exposure to non-US securities.

TWENTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Long/Short Equity (continued)
Variable Based Strategies: Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

Market Neutral (formerly, Market Neutral Equity)

Investment Objective
Market Neutral seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will primarily invest in U.S. and foreign equity securities. The Portfolio will also invest in equity real estate investment trust (“REIT”) securities that allow the Portfolio to capture some of the inefficiencies in market pricing of U.S. commercial real estate and in equity securities of issuers located in a variety of countries throughout the world that allow the Portfolio to capture some of the inefficiencies in market pricing of equity securities domiciled outside the U.S. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt of all maturities and qualities (including bonds commonly referred to as “junk bonds”), options and futures contracts, privately negotiated options, other derivative securities and shares of investment companies. The Advisor expects that the Portfolio’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies to be employed by the Portfolio include:

Market or Sector Timing/Trading Strategies: The Portfolio may employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Market Neutral Strategies: The Portfolio may employ strategies designed to exploit market inefficiencies, which involves being simultaneously invested in long and short matched portfolios generally of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

TWENTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Market Neutral (formerly, Market Neutral Equity) (continued)
Relative Value/Arbitrage Strategies: The Portfolio may employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include Pairs Trading — long and short positions in securities of different companies in the same industry.

Relative Value-Long/Short Debt (formerly, Relative Value)

Investment Objective
Relative Value-Long/Short Debt Portfolio seeks to achieve total return through current income, capital preservation and capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities. Such strategies are designed to allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The Portfolio has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as “junk bonds.” The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of it’s assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”). The Advisor expects that the Portfolio’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Relative Value — Long/Short Debt: These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to

THIRTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Relative Value-Long/Short Debt (formerly, Relative Value) (continued)
achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Multi-Strategy/Relative Value: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, master limited partnership or combination of these or other instruments.

Credit Arbitrage: The Portfolio may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

Fixed Income Corporate: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

Fixed Income — Sovereign: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument.

Fixed Income and High Yield Investment Strategies: The Portfolio may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly referred to as “junk bonds.”

Swap Strategies: The Portfolio may use credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities.

THIRTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Managed Futures Strategies
Investment Objective
The Managed Futures Strategies Portfolio seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio will allocate its assets to a “managed futures” strategy, which includes as a component, a “fixed income” sub-strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Portfolio’s portfolio. The Advisor expects that the Portfolio’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies to be employed by the Portfolio include:

Managed Futures: The Portfolio pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary is subject to compliance policies and procedures that are the same as the Portfolio’s compliance policies and procedures. The Subsidiary invests the majority of its assets in accounts, including collateral accounts for the purpose of entering into swap transactions, (“Trading Accounts”) traded by third-party commodity trading advisors (“Trading Advisors”). The Advisor monitors the performance of the Trading Advisors and Trading Accounts and seeks to achieve the Portfolio’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to each Trading Advisor’s managed futures programs which the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Portfolio’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. “Managed futures program” refers to a Trading Advisor’s particular trading strategy or strategies which contribute to the Portfolio’s overall managed futures investment strategy. The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

THIRTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Managed Futures Strategies (continued)
Managed Futures — Discretionary: The Portfolio may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the Trading Advisor to be inconsistent with expected value. Portfolio positions typically are predicated on the evolution of investment themes the Trading Advisor expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components.

Managed Futures — Systematic: The Portfolio may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. These strategies typically employ quantitative processes which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, these strategies benefit most from an environment characterized by persistent, discernable trending behavior.

Fixed Income: The Portfolio expects to allocate the Portfolio’s assets that are not allocated to the Managed Futures Strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Portfolio’s managed futures portfolio. The fixed income strategy may also include investments in exchange-traded notes (“ETNs”).

THIRTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Financial Information
The selected financial information presented below is for the Portfolios of the UFT.

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Total	Portfolio	Total	Portfolio
	Return	Turnover Rate	Return	Turnover Rate
Event Driven	24.09%	246%	5.80%	242%
Long Short Equity	14.07%	401%	0.09%	274%
Managed Futures	7.24%	0%	2.26%	0%
Market Neutral	-2.22%	212%	3.89%	122%
Relative Value — Long/Short Debt	6.39%	186%	6.43%	249%

Cost of purchases and proceeds from sales of the Portfolios for the year ended December 31, 2013 (excluding short-term investment) were as follows:

	Alpha
	Purchases	Sales
Event Driven	$109,556,695	$60,871,275
Long Short Equity	84,273,366	42,515,253
Managed Futures	16,880,439	25,528,037
Market Neutral	23,418,621	31,948,221
Relative Value — Long/Short Debt	47,465,590	81,447,882
Total Purchases and Sales	$281,594,711	$242,310,668

	Long/Short Equity		Long/Short Debt
	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$—	$—
Long Short Equity	14,632,956	16,522,061	—	—
Market Neutral	—	—	—	—
Relative Value — Long/Short Debt	—	—	373,326,635	6,502,493
Total Purchases and Sales	$14,632,956	$16,522,061	$373,326,635	$6,502,493

THIRTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

3.	Underlying Funds Trust (continued)

Financial Information (continued)

	Hedged		Managed Futures
	Purchases	Sales	Purchases	Sales
Event Driven	$42,829,331	$10,865,048	$—	$—
Long Short Equity	59,172,099	17,666,813	—	—
Managed Futures	—	—	280,624	644,958
Market Neutral	24,905,854	15,591,267	—	—
Relative Value — Long/Short Debt	35,346,074	25,641,132	—	—
Total Purchases and Sales	$162,253,358	$69,764,260	$280,624	$644,958

4.	Derivative Transactions

The Portfolios utilized derivative instruments during the year ended December 31, 2013. The Portfolios’ use of derivatives included credit defaults swaps, total return swaps, futures, options, and currency forward contracts. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Event Driven — The Event Driven portfolio uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The credit default swaps used during the period were for hedging purposes, while the currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities. The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Long/Short Equity — The Long/Short Equity portfolio uses options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Market Neutral — The Market Neutral portfolio uses options to implement its strategy of achieving capital appreciation. During the period, the portfolio used written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Relative Value — Long/Short Debt — The Relative Value — Long/Short Debt portfolio uses credit defaults swaps, futures, options, and currency forward contracts to

THIRTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

4.	Derivative Transactions (continued)

implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the portfolio invest in foreign securities. The portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the portfolio.

Managed Futures Strategies — As of March 26, 2013, the Managed Futures Strategies portfolio uses total return swaps, instead of investing directly in a portfolio consisting of futures contracts, to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the advisor’s or sub-advisor’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivatives used during the period in the Portfolios:

Credit Default Swaps
A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps
A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other

 THIRTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

4.	Derivative Transactions (continued)

Total Return Swaps (continued)
party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Futures
A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the portfolios since futures are exchange traded and the exchange’s clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options
Call options give the owner of the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

THIRTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

4.	Derivative Transactions (continued)

Options (continued)
Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against defaults.

Forwards
Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio. Market illiquidity or disruption could result in significant losses.

5. Federal Income Taxes

The cost basis of investments for federal income tax purposes at December 31, 2013 was as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Cost of Investments	$457,894,173	$21,907,039	$382,020,020
Gross tax unrealized appreciation	89,484,971	3,853,081	11,452,001
Gross tax unrealized depreciation	(2,955,361)	—	—
Net tax unrealized appreciation (depreciation)	$86,529,610	$3,853,081	$11,452,001

THIRTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

5.	Federal Income Taxes (continued)

	Managed Futures	Hedged
Cost of Investments	$406,634	$229,655,484
Gross tax unrealized appreciation	25,600	22,011,439
Gross tax unrealized depreciation	—	(258,262)
Net tax unrealized appreciation (depreciation)	$25,600	$21,753,177

At December 31, 2013 the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Net unrealized appreciation/(depreciation)	$86,529,610	$3,853,081	$11,452,001
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	48,570	—
Capital loss carryover	(54,945,322)	—	—
Accumulated other gain/(loss)	1,021,100	—	—
Total distributable earnings/(losses)	$32,605,388	$3,901,651	$11,452,001

	Managed Futures	Hedged
Net unrealized appreciation/(depreciation)	$25,600	$21,753,177
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Capital loss carryover	—	—
Accumulated other gain/(loss)	—	(15,087)
Total distributable earnings/(losses)	$25,600	$21,738,090

The tax character of distributions for the Funds was as follow:

	Alpha	Long/Short Equity	Long/Short Debt
Distributions paid from:
Ordinary income	$147,087	$—	$108,732
Long-term capital gain	—	1,856,791	—
Return of Capital*	—	—	5,636,085
	$147,087	$1,856,791	$5,744,817

THIRTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

5.	Federal Income Taxes (continued)

	Managed Futures	Hedged
Distributions paid from:
Ordinary income	$127,010	$691,104
Long-term capital gain	—	833,019
Return of Capital*	—	—
	$127,010	$1,524,123
*	Certain redemptions were deemed as distributions for income tax purposes due to the Alpha, Long/Short Debt, Long/Short Equity, Hedged Strategies & Managed Futures ownership of the respective UFT’s

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

At December 31, 2013, the following Funds deferred, on a tax basis, post-October losses of:

		Late Year
	Capital	Ordinary Loss
Alpha	$—	$237,533
Long/Short Equity	—	—
Long/Short Debt	—	—
Managed Futures	—	—
Hedged	—	15,087

As of December 31, 2013 the Funds had accumulated capital loss carryovers of:

	Capital Loss
	Carryover	Expires
Alpha*	$35,096,370	12/31/2015
Alpha^	$19,848,952	12/31/2016

*
The entire amount of $35,096,370 is related to the Merger of Underlying Funds Trust-Equity Options Overlay, Underlying Funds Trust-Equity Global, Underlying Funds Trust-Equity Healthcare/Biotech, and Underlying Funds Trust-Global Hedged Income.

^
The entire amount of $19,848,952 is related to the Merger of Underlying Funds Trust-Equity Healthcare/Biotech, Underlying Funds Trust-Long/Short Equity REIT, and Underlying Funds Trust-Global Hedged Income.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

FORTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

6.	Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements

Investment Advisor
Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha	0.25%
Long/Short Equity	0.00%
Long/Short Debt	0.00%
Managed Futures	0.00%
Hedged	0.25%

Additionally, each Portfolio pays a management fee of 1.75% of such Portfolio’s average daily net assets to the Advisor, pursuant to the UFT’s investment advisory agreement with the Advisor.

The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have entered into agreements with the Advisor (“Shareholder Servicing Agreement”) and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of Alpha Fund’s No Load shares from which the shareholder servicing agents are paid.

The Advisor has also entered into an Operating Services Agreement, as amended (the “Services Agreement”) with the Funds to provide virtually all day-to-day services to the Funds. The Funds pay the Advisor an annual operating services fee at the following annual rates:

Alpha — No Load, Class A and Class C	1.59%
Alpha — Institutional Class	0.84%
Long/Short Equity — Class A	0.84%
Long/Short Equity — Institutional Class	0.59%
Long/Short Debt — Class A	0.84%
Long/Short Debt — Class C	0.84%
Long/Short Debt — Institutional Class	0.59%
Managed Futures — Class A	0.84%
Managed Futures — Institutional Class	0.59%
Hedged — Institutional Class	0.10%

Additionally, the UFT has entered into an operating services agreement with the Advisor, under which, each Portfolio pays the Advisor 0.25% of the Portfolio’s average daily net assets.

FORTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

6.	Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements (continued)

Investment Advisor (continued)
Beginning October 1, 2011, the Advisor has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed a certain percentage of each Fund’s annual average net assets (the “Expense Caps”). The Expense Caps will remain in effect through at least April 30, 2015, and may be terminated only by the Board. The Advisor may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to the Expense Caps. Because the Funds primarily invest in the UFT, these acquired fund fees and expenses, combined with the Advisory Agreement, the Shareholder Servicing Agreement, the Rule 12b-1 Plan the Services Agreement and the Expense Cap, result in a cap or ceiling on each Fund’s ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

				Institutional
	No Load	Class A	Class C	Class
Alpha	3.99%	3.99%	4.74%	2.99%
Long/Short Equity	n/a	2.99%	n/a	2.49%
Long/Short Debt	n/a	2.99%	3.74%	2.49%
Managed Futures	n/a	2.99%	n/a	2.49%
Hedged	n/a	n/a	n/a	2.25%

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Funds. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was

FORTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

6.	Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements (continued)

Investment Advisor (continued)
waived or reimbursed. Amounts subject to future recoupment as of December 31, 2013 are as follows:

	Recoverable	Year of
	Amount	Expiration
Alpha	$200,958	12/31/2014
Alpha	$397,003	12/31/2015
Alpha	$434,169	12/31/2016
Long/Short Equity	$10,110	12/31/2014
Long/Short Equity	$56,013	12/31/2015
Long/Short Equity	$15,086	12/31/2016
Long/Short Debt	$8,268	12/31/2014
Long/Short Debt	$21,478	12/31/2015
Long/Short Debt	$84,947	12/31/2016
Managed Futures	$392	12/31/2016
Hedged	$3,721	12/31/2014
Hedged	$40,182	12/31/2015
Hedged	$182,138	12/31/2016

Distribution
Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the “Distributor”) for the Funds. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of the Class A shares’ average daily net assets. The Alpha Class C is subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers
US Bancorp Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers
The Advisor pays each independent Trustee an annual retainer fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

FORTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

7.	Capital Share Transactions

Transactions in shares of each Fund were as follows:

				Alpha
	Alpha	Alpha	Alpha	Institutional
	No Load	Class A	Class C	Class
Shares outstanding, December 31, 2011	33,066,114	306,690	2,657,314	1,971,722
Shares sold	9,673,795	987,879	1,133,676	24,176,171
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(21,862,353)	(211,586)	(713,159)	(8,430,222)
Shares outstanding, December 31, 2012	20,877,556	1,082,983	3,077,831	17,717,671
Shares sold	4,056,768	262,764	379,446	29,255,835
Shares issued to shareholders in reinvestment of distributions	—	—	—	7,525
Shares redeemed	(15,667,781)	(505,146)	(1,109,924)	(12,681,775)
Shares outstanding, December 31, 2013	9,266,543	840,601	2,347,353	34,299,256

		Long/Short			Long/Short
	Long/Short	Equity	Long/Short	Long/Short	Debt
	Equity	Institutional	Debt	Debt	Institutional
	Class A	Class	Class A	Class C	Class
Shares outstanding, December 31, 2011	293,663	8,959,881	581,446	—	4,446,983
Shares sold	166,640	1,534,646	625,432	—	661,931
Shares issued to shareholders in reinvestment of distributions	4,475	48,124	61,198	—	46,715
Shares redeemed	(260,164)	(8,192,664)	(332,431)	—	(4,227,343)
Shares outstanding, December 31, 2012	204,614	2,349,987	935,645	—	928,286

FORTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

7.	Capital Share Transactions (continued)

		Long/Short			Long/Short
	Long/Short	Equity	Long/Short	Long/Short	Debt
	Equity	Institutional	Debt	Debt	Institutional
	Class A	Class	Class A	Class C	Class
Shares sold	226,533	1,483,555	8,425,432	274,423	35,028,521
Shares issued to shareholders in reinvestment of distributions	13,574	119,018	101,720	2,083	223,676
Shares redeemed	(162,934)	(1,648,458)	(938,336)	(3,861)	(4,179,150)
Shares outstanding, December 31, 2013	281,787	2,304,102	8,524,461	272,645	32,001,333

		Managed
	Managed	Futures	Hedged
	Futures	Institutional	Institutional
	Class A	Class	Class
Shares outstanding, December 31, 2011	N/A	N/A	3,753,526
Shares sold	1,000	76,178	10,571,720
Shares issued to shareholders in reinvestment of distributions	—	—	—
Shares redeemed	—	—	(511,832)
Shares outstanding, December 31, 2012	1,000	76,178	13,813,414
Shares sold	1,003	32,651	14,082,170
Shares issued to shareholders in reinvestment of distributions	352	16,141	133,745
Shares redeemed	(1,003)	(67,585)	(5,357,109)
Shares outstanding, December 31, 2013	1,352	57,385	22,672,220

8.	Transactions with Affiliates

Pursuant to Section (2)(a)(3) of the 1940 Act, if any of the Funds own 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of that

FORTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

8.	Transactions with Affiliates (continued)

Fund. During the period ended December 31, 2013, the Funds owned the following positions in such companies for investment purposes only:

Alpha:
							2013
	Share			Share		2013	Change in
	Balance at			Balance at	Value at	Realized	Unrealized
Issuer	December 31,			December 31,	December 31,	Gains	Gains
Name	2012	Purchases	Sales	2013	2013	(Losses)	(Losses)
Event Driven	6,285,207	10,379,142	(5,746,788)	10,917,561	$127,193,953	$87,595	$19,411,020
Long/Short Equity	20,948,089	11,439,933	(5,911,602)	26,476,420	205,888,586	348,132	20,975,031
Managed Futures Strategies	6,974,772	1,657,472	(2,531,902)	6,100,342	65,067,356	(42,064)	4,379,658
Market Neutral	7,083,536	2,883,747	(3,798,452)	6,118,831	50,957,013	355,614	(1,198,801)
Relative Value — Long/Short Debt	13,373,366	5,093,218	(8,780,308)	9,686,276	93,241,064	2,333,400	3,893,089

Long/Short Equity:
							2013
	Share			Share		2013	Change in
	Balance at			Balance at	Value at	Realized	Unrealized
Issuer	December 31,			December 31,	December 31,	Gains	Gains
Name	2012	Purchases	Sales	2013	2013	(Losses)	(Losses)
Long/Short Equity	3,588,311	2,006,471	(2,282,142)	3,312,640	$25,760,079	$265,317	$2,928,597

Long/Short Debt:
							2013
	Share			Share		2013	Change in
	Balance at			Balance at	Value at	Realized	Unrealized
Issuer	December 31,			December 31,	December 31,	Gains	Gains
Name	2012	Purchases	Sales	2013	2013	(Losses)	(Losses)
Relative Value — Long/Short Debt	1,755,346	39,819,498	(699,364)	40,875,480	$393,471,461	$(15,275)	$10,781,091

FORTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

8.	Transactions with Affiliates (continued)

Managed Futures:

							2013
	Share			Share		2013	Change in
	Balance at			Balance at	Value at	Realized	Unrealized
Issuer	December 31,			December 31,	December 31,	Gains	Gains
Name	2012	Purchases	Sales	2013	2013	(Losses)	(Losses)
Managed Futures Strategies	76,817	27,399	(63,731)	40,485	$431,816	$6,407	$26,014

Hedged:
							2013
	Share			Share		2013	Change in
	Balance at			Balance at	Value at	Realized	Unrealized
Issuer	December 31,			December 31,	December 31,	Gains	Gains
Name	2012	Purchases	Sales	2013	2013	(Losses)	(Losses)
Event Driven	1,635,484	4,113,400	(1,008,831)	4,740,053	$55,223,515	$212,060	$7,692,191
Long/Short Equity	6,816,884	8,129,798	(2,423,742)	12,522,940	97,382,139	283,175	9,121,830
Market Neutral	3,906,046	2,991,422	(1,866,751)	5,030,717	41,895,305	(336,067)	(321,878)
Relative Value — Long/Short Debt	4,852,728	3,798,317	(2,739,284)	5,911,761	56,907,205	211,554	3,085,198

9.	Credit Facility

For cash management purposes, the Funds have the ability to utilize a credit facility provided by U.S. Bank N.A. under a Loan Agreement (“Agreement”) dated January 18, 2012. The Funds may borrow up to 33.3% of the Funds’ net assets, with a maximum principal amount of $50,000,000. The Funds’ investments in the UFT are pledged as collateral for the credit facility. The Agreement can be terminated by either the Funds or U.S. Bank N.A.

At December 31, 2013, Long/Short Equity, Long/Short Debt, Managed Futures, and Hedged had an outstanding balance of $718,000, $993,000, $25,000, and $423,000, respectively. The maximum amount outstanding during the year ended December 31, 2013 under the credit facility for Alpha, Long/Short Equity, Long/Short Debt, Managed Futures and Hedged was $35,457,000, $1,437,000, $1,370,000, $244,000 and $29,321,000, respectively. For the same period Alpha, Long/Short Equity, Long/Short Debt,

FORTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

9.	Credit Facility (continued)
Managed Futures and Hedged had an outstanding average daily balance of $1,028,181, $19,361 $34,545, $3,060 and $122,381, respectively, under the credit facility. For the year ended December 31, 2013, the weighted average rate paid on the loan for Alpha, Long/Short Equity, Long/Short Debt, Managed Futures and Hedged was 3.25%. As collateral for the loan, the Funds are required under the loan and pledge agreements to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

10.	Offering Price Per Share
The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for the Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for No Load and Institutional Class shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

11.	Subsequent Events
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2013, the Advisor announced that RCS Capital Corporation entered into an agreement to acquire the Hatteras Funds Group, a group of affiliated companies that manage and distribute the Hatteras Funds family. The acquisition is subject to multiple approvals, including shareholder approval. Please refer to Results of Shareholder Meeting.

FORTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

11.	Subsequent Events(continued)
Effective January 1, 2014, the Advisor has contractually agreed to lower the Net Annual Fund Operating Expenses for No Load, Class A and Class C shares of the Hatteras Alpha Hedged Strategies Fund (the “Fund”) as follows:

	Prior Expense Limits	New Expense Limits
No Load	3.99%	2.99%
Class A	3.99%	3.49%
Class C	4.74%	4.24%

No changes have been made to the amount of the expense limit for the Fund’s Institutional Class shares. The Advisor has contractually agreed to waive its operating services fees and/or pay expenses of the Funds to ensure that the Fund’s Net Annual Fund Operating Expenses (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed the annual rates described in the table above through at least April 30, 2015.

FORTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust
Financial Highlights

	No Load
	Year Ended
Hatteras Alpha Hedged Strategies
Fund	2013	2012	2011	2010	2009
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.59	$10.48	$10.41	$10.00	$8.95
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.22)	(0.22)	(0.19)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	1.17	0.33	0.27	0.55	1.80
Total Gain (Loss) from Investment Operations	0.95	0.11	0.08	0.43	1.67
Less Dividends and Distributions:
Net investment income	—	—	(0.01)	(0.02)	(0.62)
Total Dividends and Distributions	—	—	(0.01)	(0.02)	(0.62)
Net Asset Value, End of Period	$11.54	$10.59	$10.48	$10.41	$10.00
Total Return	8.97%	1.05%	0.76%	4.34%	18.95%

The accompanying notes are an integral part of these financial statements.

FIFTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	No Load
	Year Ended
Hatteras Alpha Hedged Strategies
Fund	2013	2012	2011	2010	2009
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$106,980	$221,000	$346,382	$297,715	$236,957
Ratio of expenses including dividends on short positions and interest expense to average net assets(3)(4)(5):	4.65%	4.84%	4.62%	4.78%	5.97%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	3.99%	3.99%	3.89%	3.90%	3.99%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.00)%	(2.04)%	(1.76)%	(1.17)%	(1.35)%
Ratio of dividends on short positions and interest expense to average net assets(4):	0.66%	0.85%	0.73%	0.88%	1.98%
Portfolio turnover rate	52%	41%	45%	33%	54%

(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, the indirect annualized expense ratio for such expenses is 1.99%, 1.98%, 2.26%, 2.91%, and 3.00%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(4)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(5)
Amount presented is net of waiver. For the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, the ratio of expenses gross of waiver is 4.75%, 4.93%, 4.63%, 4.78%, and 5.97%, respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Alpha Hedged Strategies Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.58	$10.47	$10.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.22)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	1.18	0.33	(0.18)
Total Gain (Loss) from Investment Operations	0.96	0.11	(0.33)
Less Dividends and Distributions:
Net investment income	—	—	(0.01)
Total Dividends and Distributions	—	—	(0.01)
Net Asset Value, End of Period	$11.54	$10.58	$10.47
Total Return	9.07%	1.05%	(3.06	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$9,704	$11,460	$3,212
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.65%	4.84%	4.79	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.99%	3.99%	3.97	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.00)%	(2.04)%	(2.17	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:(7)	0.66%	0.85%	0.82	%(5)
Portfolio turnover rate	52%	41%	45%

(1)	The class commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013, December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.75%, 4.93%, and 4.80% respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2013	2012	2011	2010	2009
Per Share Data:(1)
Net Asset Value, Beginning of Period	$10.28	$10.25	$10.27	$9.93	$8.88
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.29)	(0.29)	(0.27)	(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	1.14	0.32	0.26	0.53	1.79
Total Gain (Loss) from Investment Operations	0.85	0.03	(0.01)	0.34	1.59
Less Dividends and Distributions:
Net investment income	—	—	(0.01)	—	(0.54)
Total Dividends and Distributions	—	—	(0.01)	—	(0.54)
Net Asset Value, End of Period	$11.13	$10.28	$10.25	$10.27	$9.93
Total Return	8.27%	0.29%	(0.11)%	3.42%	18.13%

The accompanying notes are an integral part of these financial statements.

FIFTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2013	2012	2011	2010	2009
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$26,131	$31,646	$27,242	$20,518	$22,386
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	5.40%	5.59%	5.44%	5.53%	6.72%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	4.74%	4.74%	4.71%	4.65%	4.74%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.75)%	(2.79)%	(2.57)%	(1.92)%	(2.10)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	0.66%	0.85%	0.73%	0.88%	1.98%
Portfolio turnover rate	52%	41%	45%	33%	54%

(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, the indirect annualized expense ratio for such expenses is 1.99%, 1.98%, 2.26%, 2.91%, and 3.00%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(4)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(5)
Amount presented is net of waiver. For the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010, and December 31, 2009, the ratio of expenses gross of waiver is 5.50%, 5.68%, 5.44%, 5.53%, and 6.72%, respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from September 30, 2011 through December 31, 2011(1)

	Year Ended

Hatteras Alpha Hedged Strategies Fund	2013	2012
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.72	$10.50	$10.28
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	1.20	0.33	0.26
Total Gain (Loss) from Investment Operations	1.09	0.22	0.23
Less Dividends and Distributions:
Net investment income	(0.01)	—	(0.01)
Total Dividends and Distributions	(0.01)	—	(0.01)
Net Asset Value, End of Period	$11.80	$10.72	$10.50
Total Return	10.12%	2.10%	2.23	%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$404,840	$189,889	$20,709
Ratio of expenses including dividends on short
positions and interest expense to average net assets:(6)(7)(8)	3.65%	3.84%	3.82	%(5)
Ratio of expenses excluding dividends on short
positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(1.04)%	(1.21	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:(7)	0.66%	0.85%	0.83	%(5)
Portfolio turnover rate	52%	41%	45%

(1)	The class commenced operations on September 30, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%,1.98%, and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013, December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.75%, 3.93%, and 3.84% respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Long/Short Equity Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.75	$10.08	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	1.34	(0.02)	0.15
Total Gain (Loss) from Investment Operations	1.23	(0.12)	0.08
Less Dividends and Distributions:
Net realized gains	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.76)	(0.21)	—
Net Asset Value, End of Period	$10.22	$9.75	$10.08
Total Return	12.63%	(1.17)%	0.80	%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$2,881	$1,996	$2,959
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	3.89%	3.99%	3.55	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.99%	2.99%	2.92	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.03)%	(1.03)%	(1.03	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate	61%	22%	3%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.95%, 4.06%, and 3.58% respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Long/Short Equity Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.83	$10.10	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	1.35	(0.01)	0.13
Total Gain (Loss) from Investment Operations	1.29	(0.06)	0.10
Less Dividends and Distributions:
Net realized gains	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.76)	(0.21)	—
Net Asset Value, End of Period	$10.36	$9.83	$10.10
Total Return	13.15%	(0.67)%	1.00	%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$23,871	$23,093	$90,501
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	3.39%	3.49%	3.04	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.49%	2.49%	2.41	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.53)%	(0.53)%	(0.53	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate	61%	22%	3%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.45%, 3.56%, and 3.07% respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Long/Short Debt Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.38	$9.63	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.58	0.60	(0.30)
Total Gain (Loss) from Investment Operations	0.48	0.50	(0.37)
Less Dividends and Distributions:
Net investment income	(0.25)	(0.45)	—
Net realized gains	—	(0.30)	—
Total Dividends and Distributions	(0.25)	(0.75)	—
Net Asset Value, End of Period	$9.61	$9.38	$9.63
Total Return	5.20%	5.13%	(3.70	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$81,886	$8,772	$5,598
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	3.33%	3.54%	3.31	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.99%	2.99%	2.88	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.03)%	(1.04)%	(1.01	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate	4%	30%	5%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.39%, 3.59%, and 3.35% respectively.

The accompanying notes are an integral part of these financial statements.

FIFTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)
	Class C
	Period from
	October 1, 2013
	through
	December 31,
Hatteras Long/Short Debt Fund	2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.46
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.04)
Net realized and unrealized gain (loss) on investments	0.23
Total Gain (Loss) from Investment Operations	0.19
Less Dividends and Distributions:
Net investment income	(0.07)
Total Dividends and Distributions	(0.07)
Net Asset Value, End of Period	$9.58
Total Return	2.06	%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$2,612
Ratio of expenses including dividends on short positions and interest expense to average net assets(5)(6)(7)(8):	4.03%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(5)(6):	3.74%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets(5):	(1.78)%
Ratio of dividends on short positions and interest expense to average net assets(5)(7):	0.29%
Portfolio turnover rate	0%

(1)	The fund commenced operations on October 1, 2013.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the period from October 1, 2013 through December 31, 2013, the indirect annualized expense ratio for such expenses is 1.98% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)	Amount presented is net of waiver. For the period from October 1, 2013 through December 31, 2013, the ratio of expenses gross of waiver is 4.11%.

The accompanying notes are an integral part of these financial statements.

FIFTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Long/Short Debt Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.58	$9.65	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.59	0.61	(0.32)
Total Gain (Loss) from Investment Operations	0.54	0.56	(0.35)
Less Dividends and Distributions:
Net investment income	(0.29)	(0.33)	—
Net realized gains	—	(0.30)	—
Total Dividends and Distributions	(0.29)	(0.63)	—
Net Asset Value, End of Period	$9.83	$9.58	$9.65
Total Return	5.72%	5.79%	(3.50	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$314,643	$8,894	$42,934
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	2.83%	3.04%	2.81	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.49%	2.49%	2.38	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.53)%	(0.54)%	(0.51	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate	4%	30%	5%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.96%, 1.95%, and1.86%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 2.89%, 3.09%, and 2.85% respectively.

The accompanying notes are an integral part of these financial statements.

SIXTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)
	Class A
		Period from
		September 27,
		2012
		through
	Year Ended	December 31,
Hatteras Managed Futures Strategies Fund	December 31, 2013	2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.87	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	0.70	(0.03)
Total Gain (Loss) from Investment Operations	0.59	(0.13)
Less Dividends and Distributions:
Net investment income	(2.73)	—
Total Dividends and Distributions	(2.73)	—
Net Asset Value, End of Period	$7.73	$9.87
Total Return(4)	5.87%	(1.30	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$10	$10
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	3.16%	5.73	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.99%	2.90	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.04)%	(3.85	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.17%	2.83	%(5)
Portfolio turnover rate	51%	0%

(1)	The fund commenced operations on September 27, 2012.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, and 1.81%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the year ended December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 3.23% and 5.73% respectively.

The accompanying notes are an integral part of these financial statements.

SIXTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
		Period from
		September 27,
		2012
		through
	Year Ended	December 31,
Hatteras Managed Futures Strategies Fund	December 31, 2013	2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.88	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	0.70	(0.03)
Total Gain (Loss) from Investment Operations	0.65	(0.12)
Less Dividends and Distributions:
Net investment income	(2.84)	—
Total Dividends and Distributions	(2.84)	—
Net Asset Value, End of Period	$7.69	$9.88
Total Return(4)	6.51%	(1.20	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$441	$753
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	2.66%	5.23	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.49%	2.40	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.54)%	(3.35	)%(5)
Ratio of dividends on short positions and interest expense to average net assets(7):	0.17%	2.83	%(5)
Portfolio turnover rate	51%	0%

(1)	The fund commenced operations on September 27, 2012.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, and 1.81%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the year ended December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 2.73% and 5.23% respectively.

The accompanying notes are an integral part of these financial statements.

SIXTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2013 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
			December 31,
Hatteras Hedged Strategies Fund	2013	2012	2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.16	$9.85	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04	0.34	(0.13)
Total Gain (Loss) from Investment Operations	1.01	0.31	(0.15)
Less Dividends and Distributions:
Net investment income	(0.03)	—	—
Net realized gains	(0.04)	—	—
Total Dividends and Distributions	(0.07)	—	—
Net Asset Value, End of Period	$11.10	$10.16	$9.85
Total Return	9.92%	3.15%	(1.50	)%(4)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$251,695	$140,304	$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets(6)(7)(8):	2.97%	3.18%	2.97	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.25%	2.25%	2.21	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.26)%	(0.29)%	(0.29	)%(5)
Ratio of dividends on short positions, interest expense and tax expense to average net assets(7):	0.72%	0.93%	0.76	%(5)
Portfolio turnover rate	35%	16%	8%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%, 1.96%, and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.
(8)
Amount presented is net of waiver. For the years ended December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.06%, 3.24%, and 3.00% respectively.

The accompanying notes are an integral part of these financial statements.

SIXTY-THREE

Supplementary Information (Unaudited)

Federal Income Taxes
Long Term Capital Gain Designation
The Fund hereby designates the following as a capital gain dividend with respect to the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year:

Hatteras Alpha Hedged Strategies Fund	$833,019
Hatteras Long/Short Equity	1,856,791
Hatteras Long/Short Debt	—
Hatteras Hedged Strategies Fund	—
Hatteras Managed Futures Strategies Fund	—

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	2.12%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	3.87%
Hatteras Hedged Strategies Fund	3.87%
Hatteras Managed Futures Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was as follows:

Hatteras Alpha Hedged Strategies Fund	1.81%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	3.30%
Hatteras Hedged Strategies Fund	3.30%
Hatteras Managed Futures Strategies Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2013 was as follows:

Hatteras Alpha Hedged Strategies Fund	54.91%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	100.00%
Hatteras Hedged Strategies Fund	100.00%
Hatteras Managed Futures Strategies Fund	0.39%

Household Delivery of Shareholder Documents
To reduce expenses, the Funds may mail only one copy of the Funds’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

SIXTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2013 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, or Hatteras Hedged Strategies Fund (each a ‘‘Fund’’ and collectively ‘‘the Funds’’), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2013 – 12/31/2013).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other

SIXTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2013 (Unaudited) (continued)

funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hatteras Alpha Hedged Strategies Fund
Based on Actual Total Return1
	Total Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charge2	Value	Value	Ratio	The Period3
No Load Class
Actual4	5.68%	$1,000.00	$1,056.80	4.66%	$24.16
Hypothetical (5% return before expenses)5	2.52%	1,000.00	1,001.71	4.66%	23.51

Class A
Actual6	5.68%	1,000.00	1,056.80	4.66%	24.16
Hypothetical (5% return before expenses)7	2.52%	1,000.00	1,001.71	4.66%	23.51

Class C
Actual8	5.30%	1,000.00	1,053.00	5.41%	28.00
Hypothetical (5% return before expenses)9	2.52%	1,000.00	997.93	5.41%	27.24

Institutional Shares
Actual10	6.15%	1,000.00	1,061.50	3.66%	19.02
Hypothetical (5% return before expenses)11	2.52%	1,000.00	1,006.76	3.66%	18.51

SIXTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2013 (Unaudited) (continued)

Hatteras Long/Short Equity Fund
Based on Actual Total Return1
	Total Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charge2	Value	Value	Ratio	The Period3
Class A
Actual12	7.24%	$1,000.00	$1,072.40	3.82%	$19.95
Hypothetical (5% return before expenses)13	2.52%	1,000.00	1,005.95	3.82%	19.31

Institutional Shares
Actual14	7.56%	1,000.00	1,075.60	3.32%	17.37
Hypothetical (5% return before expenses)15	2.52%	1,000.00	1,008.47	3.32%	16.81

Hatteras Long/Short Debt Fund
Based on Actual Total Return1
	Total Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charge2	Value	Value	Ratio	The Period3
Class A
Actual16	3.68%	$1,000.00	$1,036.80	3.26%	$16.74
Hypothetical (5% return before expenses)17	2.52%	1,000.00	1,008.77	3.26%	16.51

Institutional Shares
Actual18	3.92%	1,000.00	1,039.20	2.76%	14.19
Hypothetical (5% return before expenses)19	2.52%	1,000.00	1,011.29	2.76%	13.99

Class C
Actual20	2.06%	1,000.00	1,020.60	4.01%	10.10
Hypothetical (5% return before expenses)21	1.25%	1,000.00	1,002.47	4.01%	10.01

SIXTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2013 (Unaudited) (continued)

Hatteras Managed Futures Strategies Fund
Based on Actual Total Return1
	Total Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charge2	Value	Value	Ratio	The Period3
Class A
Actual22	4.19%	$1,000.00	$1,038.70	3.23%	$16.60
Hypothetical (5% return before expenses)23	2.52%	1,000.00	1,008.92	3.23%	16.36

Institutional Shares
Actual24	4.19%	1,000.00	1,041.90	2.73%	14.05
Hypothetical (5% return before expenses)25	2.52%	1,000.00	1,025.21	2.73%	13.94

Hatteras Hedged Strategies Fund
Based on Actual Total Return1
	Total Return	Beginning	Ending	Annualized	Expenses
	Without Sales	Account	Account	Expense	Paid During
	Charge2	Value	Value	Ratio	The Period3
Institutional Shares
Actual26	6.46%	$1,000.00	$1,064.60	2.95%	$15.35
Hypothetical (5% return before expenses)27	2.52%	1,000.00	1,010.33	2.95%	14.95

1	For the six-months ended December 31, 2013.

2
Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3
Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), except for Hatteras Long/Short Debt Fund Class C, which was multiplied by 91/365 to reflect the period since inception on October 1, 2013.

4	Excluding interest expense and dividends on short positions, your actual expenses would be $20.69.

5	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.17.

6	Excluding interest expense and dividends on short positions, your actual expenses would be $20.69.

SIXTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2013 (Unaudited) (continued)

7	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.17.

8	Excluding interest expense and dividends on short positions, your actual expenses would be $24.53.

9	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.91.

10	Excluding interest expense and dividends on short positions, your actual expenses would be $15.54.

11	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.15.

12	Excluding interest expense and dividends on short positions, your actual expenses would be $15.62.

13	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.15.

14	Excluding interest expense and dividends on short positions, your actual expenses would be $13.03.

15	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $12.63.

16	Excluding interest expense and dividends on short positions, your actual expenses would be $15.35.

17	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.15.

18	Excluding interest expense and dividends on short positions, your actual expenses would be $12.80.

19	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $12.63.

20	Excluding interest expense and dividends on short positions, your actual expenses would be $9.42.

21	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $9.34.

22	Excluding interest expense and dividends on short positions, your actual expenses would be $15.36.

23	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.15.

24	Excluding interest expense and dividends on short positions, your actual expenses would be $12.82.

25	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $12.63.

26	Excluding interest expense and dividends on short positions, your actual expenses would be $11.71.

27	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $11.42.

SIXTY-NINE

Results of Shareholder Meeting

(Unaudited)

Results of Shareholder Meeting (Unaudited)
On January 21, 2014, and February 21, 2014, the Funds held Special Combined Meetings of Shareholders to approve a number of proposals, listed below. All of the proposals were approved.

Proposal 1: To elect seven nominees to the Trust’s Board of Trustees (the “Board”) and to provide voting instructions regarding the UFT Proposal to elect seven nominees to UFT’s Board of Trustees;

Shares
Voted For
David B. Perkins	58,733,532
H. Alexander Holmes	58,733,183
Steve E. Moss	58,735,072
Gregory S. Sellers	58,734,373
Joseph E. Breslin	58,735,646
Thomas Mann	58,734,820
Peter M. Budko	58,729,630

Proposal 2: To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
20,312,745	10,047	69,980

Proposal 3: To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hedged Strategies Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
10,215,594	59,780	49,167

Proposal 4: To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
15,865,541	24,834	78,360

SEVENTY

Results of Shareholder Meeting

(Unaudited) (continued)

Proposal 5: To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
908,681	0	31,378

Proposal 6: To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
25,082	5,745	0

Proposal 7: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Event Driven Underlying Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
30,517,108	73,413	126,792

Proposal 8: To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Underlying Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
20,330,998	16,792	75,808

Proposal 9: To provide voting instructions from the Alpha Fund and the Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Market Neutral Underlying Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
30,519,679	79,255	118,380

SEVENTY-ONE

Results of Shareholder Meeting

(Unaudited) (continued)

Proposal 10: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Equity Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Underlying Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
31,418,703	87,073	151,597

Proposal 11: To provide voting instructions from the Alpha Fund, the Hedged Strategies Fund and the Long/Short Debt Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Underlying Fund;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
46,359,001	127,747	199,298

Proposal 12: To approve, on behalf of the class A of the Alpha Fund, the distribution plan under Rule 12b-1 applicable to that class;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
20,296,736	27,214	68,823

Proposal 13: To approve, on behalf of the class A of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 applicable to that class;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
15,857,647	25,611	85,476

Proposal 14: To approve, on behalf of the class A of the Long/Short Equity Fund, the distribution plan under Rule 12b-1 applicable to that class;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
908,681	0	31,378

Proposal 15: To approve, on behalf of the class A of the Managed Futures Fund, the distribution plan under Rule 12b-1 applicable to that class;

Shares	Shares	Shares
Voted For	Voted Against	Abstained
25,082	5,745	0

SEVENTY-TWO

Results of Shareholder Meeting

(Unaudited) (continued)

Proposal 16: To approve, on behalf of the class C of the Alpha Fund, the distribution plan under Rule 12b-1 applicable to that class; and

Shares	Shares	Shares
Voted For	Voted Against	Abstained
20,287,216	37,211	68,345

Proposal 17: To approve, on behalf of the class C of the Long/Short Debt Fund, the distribution plan under Rule 12b-1 applicable to that class.

Shares	Shares	Shares
Voted For	Voted Against	Abstained
15,839,815	41,203	87,715

SEVENTY-THREE

Board of Trustees

The identity of the Board Members as of December 31, 2013, and brief biographical information is set forth below.

Number of
		Term of		Portfolios
		Office and	Principal	in Fund	Other
		Length	Occupation	Complex	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Trustee**	Trustee
Joseph E. Breslin (59) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2004	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007); Independent Consultant, Independence Community Bank (May 2003 to January 2005).	20	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios).
Thomas Mann (63) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2002	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	20	Director, F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present; Director, Virtus Total Return Fund from 2012 to Present.

SEVENTY-FOUR

Board of Trustees

(continued)

				Number of
		Term of		Portfolios
		Office and	Principal	in Fund	Other
		Length	Occupation	Complex	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Trustee**	Trustee
Gregory S. Sellers (54) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	20	None
Steve E. Moss (60) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	20	None
H. Alexander Holmes (71) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	20	None

SEVENTY-FIVE

Board of Trustees

(continued)

Number of
		Term of		Portfolios
		Office and	Principal	in Fund	Other
		Length	Occupation	Complex	Directorships
Name, Address		of Time	During the Past	Overseen	held by
and Age	Position	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES
David B. Perkins (51) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2009	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer and Founder of Hatteras Investment Partners LLC and its affiliated entities (“Hatteras Funds”) (2003 to Present).	20	None

*	Mr.Perkins is an “interested” Trustee because of his affiliation with the Advisor.

**
The term “fund complex” refers to (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds), the investment advisor of which is Hatteras Alternative Mutual Funds, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras VC Co-Investment Fund II, LLC, and HCIM Trust (consisting of two funds), the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.

SEVENTY-SIX

Fund Management

Term of
		Office and	Principal
		Length	Occupation
Name, Address		of Time	During the Past
and Age	Position	Served	Five Years
OFFICERS
Robert Lance Baker (41) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer	Indefinite Term since 2009	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.
J. Michael Fields (40) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary	Indefinite Term since 2009	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by Hatteras Funds since its inception in September 2003.
Andrew P. Chica (38) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2009
Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008. Prior to joining Hatteras, Mr.Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.

SEVENTY-SEVEN

Board Approval And Recommendation Of The Advisory
Agreement (Unaudited)

On October 1, 2013, RCS Capital Corporation (the “Company”), a publicly traded Delaware holding company formed to operate and grow businesses focused on the retail direct investment industry, and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC (the “Purchaser”), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC (“HAMF”), and Hatteras Capital Investment Partners, LLC (each, a “Hatteras Seller,” and, collectively, the “Hatteras Sellers”), and David Perkins, as the sellers’ representative. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the “Hatteras Funds Group”), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the “Purchase”).

When consummated, the Purchase will result in an “assignment” within the meaning of the 1940 Act of (i) the existing investment advisory agreement between HAMF and the Trust (the “HAMF-Trust Agreement”) regarding the Hatteras Alpha Hedged Strategies Fund, Hatteras Hedged Strategies Fund, Hatteras Long/Short Debt Fund, Hatteras Long/Short Equity Fund and Hatteras Managed Futures Strategies Fund (each a “Fund” and collectively, the “Funds”), and (ii)  the existing investment advisory agreement between HAMF and the Underlying Funds Trust (the “UFT”) regarding the series (the “Underlying Funds”) of the UFT in which the Funds invest substantially all of their assets (the “HAMF-UFT Agreement” and, together with the HAMF-Trust Agreement, the “Earlier Agreements”). An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act and, consequently, to facilitate management of the Funds and the Underlying Funds, the Trustees were asked to approve (i) the investment advisory agreements between the Purchaser and HAMF, on behalf of the Funds (the “Advisory Agreement”), and (ii) the investment advisory agreements between the Purchaser and the UFT on behalf of the Underlying Funds, each effective as of the date of the Earlier Agreements’ termination.

In reaching its decision to approve the Advisory Agreement, the Trustees, including all of the Independent Trustees, met in person at a meeting held on November 21, 2013 with senior executives of the Purchaser (the “Adviser”). Certain advisory agreement information was also discussed at a special telephonic meeting of the Board held on November  15, 2013. The Board reviewed information about the Purchase and its potential impact on Hatteras Alpha Hedged Strategies Fund, Hatteras Hedged Strategies Fund, Hatteras Long/Short Debt Fund, Hatteras Long/Short Equity Fund and Hatteras Managed Futures Strategies Fund (each a “Fund” and collectively, the “Funds”), reviewed information about the Company, the Purchaser and their affiliates and considered the terms of the Advisory Agreement. The Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in

SEVENTY-EIGHT

advance of the meeting by the Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Purchase and the financial stability of the Adviser.

The Independent Trustees discussed the details of the Purchase with representatives of the Adviser and the Funds’ current investment adviser, HAMF. The Independent Trustees noted that the Adviser will be a newly registered investment adviser. Following the Purchase, the Adviser will operate as an indirect subsidiary of RCS Capital Corporation. The sole owner of the Adviser will be RCS Advisory Services LLC, an operating subsidiary of RCS Capital Corporation. The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers. Further, the Independent Trustees discussed with the Adviser whether the services to be provided to the Funds were expected to change as a result of the Purchase. The Adviser noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Funds’ investment objectives and policies are not expected to change as a result of the Purchase.

The Independent Trustees also considered that Realty Capital Securities, LLC, an affiliate of the Adviser, entered into an Acceptance, Waiver & Consent with FINRA and paid a nominal fine imposed by FINRA in connection with certain of its activities as a broker-dealer. Realty Capital Securities LLC is also named in an arbitration brought by another broker-dealer. The Adviser did not believe that these regulatory actions, fines or the arbitration would have a material impact on its management of the Funds.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1)  the quality of services to be provided to the Funds; (2)  the performance of the Funds; (3) the Funds’ advisory fees and overall expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure under the Advisory Agreement would be identical to the fee structure under the HAMF-Trust Agreement; and (7) other factors deemed relevant.

The Trustees also evaluated the Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Trustees. The Independent Trustees also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the Advisory Agreement would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent

SEVENTY-NINE

to which economies of scale will be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of Shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of the Adviser as a result of the Purchase and to assess the nature and quality of services to be provided to the Funds by the Adviser following the closing of the Purchase.

Investment Performance of the Funds.

The Board considered the investment experience of the Adviser, including the performance of the Funds, given that the Purchase is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Funds’ advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group. The Trustees also considered the fact that the Adviser will be entering into an Operating Services Agreement with the Trust, on substantially the same terms as the current Operating Services Agreement, through which the Adviser will receive additional compensation for providing services to the Trust.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by the Adviser from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Section 15(f)and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangement between the Adviser and the Funds complies with the conditions of Section 15(f) of the 1940  Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined

EIGHTY

in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not “interested persons” (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f) and that 75% of the Trustees will not be “interested persons” (as defined in the 1940  Act) as of the consummation of the Purchase after the Purchase is consummated. With respect to the second condition of Section 15(f), the Adviser has represented that the Purchase will not have an economic impact on the Adviser’s ability to provide services to the Funds, no fee increases are contemplated and that the Purchase will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f). The Board also considered the requirements of Rule 15a-4.

Based on the factors set forth above, the Independent Trustees approved the Advisory Agreement between the Trust and the Adviser.

EIGHTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Privacy Policy

(Unaudited)

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	●	Social Security number
	●	account balances
	●	account transactions
	●	transaction history
	●	wire transfer instructions
	●	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does Hatteras	Can you limit this
personal information	Funds share?	sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

EIGHTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS

Privacy Policy

(Unaudited) (continued)

What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Funds protect my
personal information?
How does Hatteras	We collect your personal information, for example, when you
Funds collect my
personal information?	●	open an account
	●	provide account information
	●	give us your contact information
	●	make a wire transfer
	●	tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all	Federal law gives you the right to limit only
sharing?
	●	sharing for affiliates’ everyday business purposes —information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

.	●
Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Core Alternatives 3(c)(1) Fund, L.P., Hatteras Core Alternatives Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

.	●	Hatteras Funds doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Hatteras Funds doesn’t jointly market.
List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and HCIM Trust.

EIGHTY-THREE

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Investment Advisor
Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

Distributor
Hatteras Capital Distributors, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
and
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Legal Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

Independent Registered Public Accounting Firm
KPMG LLP
777 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

Toll Free Telephone Number:
1-877-569-2382

The Fund’s Statement of Additional Information contains
additional information about the Funds’ Trustees and is available without charge upon request by calling 1-877-569-2382

The Funds’ Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds’ website,
www.hatterasfunds.com, or on the SEC’s website, at www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2013, is available without charge upon request by calling 1-877-569-2382; or on the SEC’s website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the
“SEC”) no more than sixty days after the Trust’s first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30.
Form N-Q includes a complete schedule of the Trust’s portfolio holdings as of the end of those fiscal quarters. The Trust’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

This report must be accompanied or preceded by
the Funds’ current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  Joseph E. Breslin, H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$100,000	$94,000
Audit-Related Fees	None	None
Tax Fees	$35,410	$31,550
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hatteras Alternative Mutual Funds Trust

By (Signature and Title) /s/ David B. Perkins
                                           David B. Perkins, Chief Executive Officer

Date   March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David B. Perkins
                                           David B. Perkins, Chief Executive Officer

Date   March 10, 2014

By (Signature and Title) /s/ Lance Baker
                                           Lance Baker, Chief Financial Officer and Treasurer

Date   March 10, 2014